UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota			55474
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Strategic Income Fund

Annual Report for the Period Ended May 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	27

Statement of Operations	29

Statement of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	47

Fund Governance	48

Board Consideration and Approval of Advisory Agreements	53

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	57

Shareholder Meeting Results	59

Important Information About This Report	61

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management Group, LLC from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as one of the largest managers of long-term mutual fund assets in the United States. This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management.1 Colin Moore continues to serve as chief investment officer.1 I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Associate joined Columbia Management Investment Advisers, LLC as part of its 2010 acquisition of the long-term asset management business of Columbia Management Group, LLC from Bank of America.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Strategic Income Fund

Summary

■  For the 12-month period that ended May 31, 2010, the fund's Class A shares returned 13.14% without sales charge.

■  The fund outperformed its primary benchmark, the Barclays Capital Government/Credit Bond Index1, but trailed its blended benchmark, which consists of 35% Barclays Capital Aggregate Bond Index, 35% JPMorgan Global High Yield Index, 15% Citigroup Non-U.S. World Government Bond Index—Unhedged and 15% JPMorgan EMBI Global Diversified Index.2 The fund also lagged its peer group, the Lipper Multi-Sector Income Funds Classification.3

■  Allocations to high-yield and emerging market debt aided performance relative to the fund's former benchmark, while an underweight in riskier assets hurt performance relative to the new blended benchmark and the average return of competing funds.

Portfolio Management

Laura A. Ostrander, lead manager of the fund, has managed or co-managed the fund since 2000 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Ostrander was associated with the fund's previous advisor or its predecessors since 1996.

Brian Lavin, CFA has co-managed the fund since 2010 and has been associated with the advisor since 1994.

Colin J. Lundgren, CFA has co-managed the fund since 2010 and has been associated with the advisor since 1986.

Gene R. Tannuzzo, CFA has co-managed the fund since 2010 and has been associated with the advisor since 2003.

Effective July 16, 2010, Laura A. Ostrander will no longer co-manage the fund.

1The Barclays Capital Government/Credit Bond Index is an index that tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Citigroup Non-U.S. World Government Bond Index—Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. The index excludes floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The JPMorgan Emerging Markets Bond Index Global Diversified Index ("EMBI Global") tracks total returns for traded external debt instruments in the emerging markets and is an expanded version of the JPMorgan Emerging Markets Bond Index Plus ("EMBI+"). As with EMBI+, the EMBI Global includes U.S. dollar-denominated Brady bonds, loans and Eurobonds with an outstanding face value of at least $500 million. It covers more of the eligible instruments than the EMBI+ by relaxing somewhat the strict EMBI+ limits on secondary market trading liquidity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustments for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 05/31/10

+13.14%

Class A shares (without sales charge)

+8.64%

Barclays Capital Government/Credit Bond Index

+16.19%

Blended Benchmark

Economic Update – Columbia Strategic Income Fund

Summary

For the 12-month period that ended May 31, 2010

■   Solid economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the Credit Suisse High Yield Index.

Barclays Aggregate Index	Credit Suisse Index

■   The U.S. stock market delivered solid returns, despite a correction in the final weeks of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index, outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

Although it has been nearly a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Consumer spending on items such as cars, clothing and other goods, for example, was solid throughout most of the year. However, in May 2010, spending fell 1.2%. By contrast, consumer confidence gained ground near the end of the period as consumers surveyed indicated they were increasingly optimistic about business conditions and job prospects.

The housing market showed some signs of stabilizing. However, a full recovery remained out of reach. Home sales moved generally higher, as mortgage rates remained low and new homebuyers took advantage of a federal tax credit, which was extended through June of 2010—the second such extension in the past six months. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. Yet, housing prices were higher at the end of May 2010 than they were one year ago.

News on the job front was mostly positive. Approximately 290,000 new jobs were added to the economy in April 2010—the second consecutive month of significant job gains in 2010. Yet, a good portion of those jobs are government sponsored and temporary.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—rose for nine consecutive months before a slight downtick in May and industrial production moved higher. Perhaps the best news was about corporate profits. Of the S&P 500 companies announcing first-quarter results, 77% exceeded Wall Street earnings forecasts.

Bond returns ranged from solid to strong

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 8.42%. Municipal bonds gained slightly more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 8.52%. The high-yield bond market outpaced stocks during the period. For the 12 months covered by this report, the Credit Suisse High Yield Index3 returned 29.96%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell from 3.5% to 3.3% during the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board kept a key short-term interest rate—the federal funds rate—close to zero.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

3The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

Economic Update (continued) – Columbia Strategic Income Fund

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued into April 2010, when a debt crisis brewing in Europe spilled over and undermined investor confidence in the United States. The S&P 500 Index lost on the order of 10% in the final six weeks of the period. Yet, the U.S. stock market returned 20.99% for the 12-month period, as measured by the S&P 500 Index.4

Outside the United States, stock market returns were also strong. The MSCI EAFE Index,5 a broad gauge of stock market performance in foreign developed markets, returned 6.38% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index6 returned 22.39% (net of dividends, in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

4The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

6The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class Z	0.73

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Performance of a $10,000 investment 06/01/00 – 05/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 06/01/00 – 05/31/10 ($)

Sales charge	without	with
Class A	19,136	18,227
Class B	17,761	17,761
Class C	18,019	18,019
Class Z	19,499	n/a

Average annual total return as of 05/31/10 (%)

Share class	A		B		C		Z
Inception	04/21/77		05/15/92		07/01/97		01/29/99
Sales charge	without	with	without	with	without	with	without
1-year	13.14	7.76	12.30	7.30	12.26	11.26	13.36
5-year	5.41	4.38	4.62	4.30	4.77	4.77	5.68
10-year	6.71	6.19	5.91	5.91	6.07	6.07	6.91

Average annual total return as of 06/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	13.34	7.95	12.50	7.50	12.66	11.66	13.77
5-year	5.48	4.46	4.73	4.41	4.85	4.85	5.76
10-year	6.64	6.12	5.84	5.84	6.00	6.00	6.84

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Strategic Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

12/01/09 – 05/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.60	1,019.85	5.12	5.14	1.02
Class B	1,000.00	1,000.00	1,010.90	1,016.11	8.87	8.90	1.77
Class C	1,000.00	1,000.00	1,011.60	1,016.85	8.12	8.15	1.62
Class Z	1,000.00	1,000.00	1,016.10	1,021.09	3.87	3.88	0.77

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period for Class C shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 05/31/10 ($)

Class A	5.84
Class B	5.84
Class C	5.84
Class Z	5.78

Distributions declared per share

06/01/09 – 05/31/10 ($)

Class A	0.26
Class B	0.22
Class C	0.23
Class Z	0.27

For the 12-month period that ended May 31, 2010, the fund's Class A shares returned 13.14% without sales charge. The fund's return was higher than the 8.64% return of its primary benchmark, the Barclays Capital Government/Credit Bond Index but lower than the 16.19% return of its blended benchmark, which consists of 35% Barclays Capital Aggregate Bond Index, 35% JPMorgan Global High Yield Index, 15% Citigroup Non-U.S. World Government Bond Index—Unhedged and 15% JPMorgan EMBI Global Diversified Index. The fund also trailed the 19.48% average return of its peer group, the Lipper Multi-Sector Income Funds Classification. High-yield bond and emerging market debt allocations helped the fund outperform its former benchmark. An underweight in high-yield bonds early on in the period and an underweight in investment-grade corporate bonds throughout the period hampered returns relative to the blended benchmark. Underperformance from high-yield and emerging market bond investments also detracted from relative return. We believe the fund underperformed the average fund in its peer group because it had less exposure to risk within the high-yield, investment grade corporate and emerging market bond sectors.

Investors favored riskier assets for higher yields

As the global economy improved and interest rates stayed near historical lows, investors moved into higher-risk, higher-yielding assets. Demand was strong for high-yield and emerging market debt and for low-quality investment grade corporate bonds. Late in the period, however, the European sovereign debt crisis escalated, and the euro weakened significantly versus the U.S. dollar and other major currencies. Concerns about fiscal problems in Greece and other smaller European Union countries quickly dampened investors' risk appetite, sparking a flight into higher-quality assets.

Biggest contribution from high-yield bonds

For the 12-month period, the high-yield bond sector generated returns of over 30%, benefiting from strong investor demand as an improving economy lowered the risk of default. The best performers were the lowest-quality (CCC-rated) issues, with returns that were more than double those of the overall sector. The fund benefited from having more than 30% of its assets, on average, in high-yield bonds, but was hurt by an underweight in the sector, especially early in the period, as well as an underweight versus the peer group in CCC-rated issues. As the economic outlook improved, we increased the fund's stake in both CCC- and B-rated securities. A decision to trim exposure to defensive industries, such as utilities and health care, and add to more economically-sensitive areas, including financials and housing, also aided performance.

Mixed results from foreign government bonds

Roughly one-third of the fund's assets were in foreign government bonds, split approximately equally between emerging and developed markets. Emerging market bonds posted much stronger gains than developed market government bonds. The fund's underweights in riskier emerging market countries and in emerging market currency exposure, however, hindered results. As the global economic outlook

Portfolio Managers' Report (continued) – Columbia Strategic Income Fund improved, we added to emerging market debt, focusing on markets that we thought would be among the first to benefit from a global economic recovery.

An overweight in foreign developed market government bonds relative to the fund's new blended benchmark further hindered results, as did an overweight versus the peer group in euro currency exposure. Underweights in the hardest hit European markets, such as Greece, and overweights in more stable markets, such as Germany and France, however, were helpful, as was our decision to reduce foreign developed market exposure. A 20% stake in U.S. government bonds, which outperformed foreign developed market government issues, also added modestly to returns. An underweight in investment grade corporate bonds relative to the peer group, however, hampered results, as the sector posted strong gains.

Opportunities ahead

We believe that high-yield bond valuations are attractive, especially given their late-period decline and the likelihood, in our opinion, of fewer defaults going forward. Prospects for emerging market debt also look strong, as faster growing economies can remove stimulus policies more quickly than major industrialized economies faced with tepid growth. In the near term, however, sustainability of the global economic recovery remains uncertain and could result in more market volatility. We plan to take advantage of buying opportunities created by further volatility, using our disciplined approach to credit selection to add to high-yield and emerging market debt exposure.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

30-day SEC yields

as of 05/31/10 (%)

Class A	4.42
Class B	3.90
Class C	4.02
Class Z	4.89

The 30-day SEC yields reflect the fund's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Maturity breakdown

as of 05/31/10 (%)

0–1 year	4.0
1–3 years	9.1
3–5 years	18.9
5–7 years	23.4
7–10 years	17.1
10–15 years	5.0
15–20 years	4.0
20–30 years	11.8
30 years and over	1.9
Other	4.8

Portfolio structure

as of 05/31/10 (%)

Corporate fixed-income bonds & notes	46.4
Foreign government obligations	26.2
U.S. government obligations	13.5
Mortgage-backed securities	4.8
Commercial mortgage-backed securities	2.2
Municipal bonds	0.2
U.S. government agencies	0.2
Asset-backed securities	0.1
Warrants	0.0	*
Preferred stock	0.0	*
Others	6.4

*Rounds to less than 0.1%

Quality breakdown

as of 05/31/10 (%)

AAA	35.0
AA	3.1
A	4.7
BBB	13.5
BB	15.3
B	20.2
CCC	6.6
CC	0.9
D	0.1
Not Rated	0.6

The fund is actively managed and the composition of its portfolio will change over time. Maturity breakdown, portfolio structure and quality breakdown are calculated as a percentage of total investments excluding securities lending collateral. Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Investment Portfolio – Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes – 47.4%
	Par (a)	Value ($)
Basic Materials – 4.0%
Chemicals – 1.3%
Chemicals-Diversified – 1.0%
Dow Chemical Co.
5.900% 02/15/15	3,400,000	3,663,497
8.550% 05/15/19	790,000	936,946
9.400% 05/15/39	395,000	516,780
INEOS Finance PLC
9.000% 05/15/15 (b)	1,200,000	1,194,000
INEOS Group Holdings PLC
8.500% 02/15/16 (b)	4,530,000	3,431,475
INVISTA
9.250% 05/01/12 (b)	4,525,000	4,599,300
Nova Chemicals Corp.
8.375% 11/01/16	1,095,000	1,100,475
8.625% 11/01/19	1,870,000	1,879,350
Solutia, Inc.
8.750% 11/01/17	2,425,000	2,485,625
		19,807,448
Chemicals-Plastics – 0.3%
Hexion Finance Escrow LLC/Hexion Escrow Corp.
8.875% 02/01/18 (b)	5,860,000	5,420,500
		5,420,500
Chemicals Total		25,227,948
Forest Products & Paper – 1.0%
Paper & Related Products – 1.0%
Cascades, Inc.
7.750% 12/15/17 (b)	2,700,000	2,605,500
Clearwater Paper Corp.
10.625% 06/15/16 (b)	1,080,000	1,185,300
Domtar Corp.
10.750% 06/01/17	2,110,000	2,468,700
Georgia-Pacific LLC
8.000% 01/15/24	6,315,000	6,583,387
NewPage Corp.
10.000% 05/01/12	3,290,000	1,912,313
11.375% 12/31/14	2,670,000	2,496,450
PE Paper Escrow GmbH
12.000% 08/01/14 (b)	3,305,000	3,618,975
		20,870,625
Forest Products & Paper Total		20,870,625
Iron/Steel – 0.4%
Steel-Producers – 0.4%
ArcelorMittal
7.000% 10/15/39	185,000	178,257
Nucor Corp.
5.000% 06/01/13	140,000	151,691

	Par (a)	Value ($)
Russel Metals, Inc.
6.375% 03/01/14	2,275,000	2,178,312
Steel Dynamics, Inc.
7.750% 04/15/16	3,890,000	3,870,550
United States Steel Corp.
7.000% 02/01/18	1,885,000	1,861,438
		8,240,248
Iron/Steel Total		8,240,248
Metals & Mining – 1.3%
Diversified Minerals – 0.3%
Teck Resources Ltd.
10.750% 05/15/19	3,895,000	4,693,475
Vale Overseas Ltd.
6.875% 11/21/36	1,115,000	1,111,322
		5,804,797
Metal-Diversified – 0.3%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	1,215,000	1,321,312
Vedanta Resources PLC
9.500% 07/18/18 (b)	4,415,000	4,503,300
		5,824,612
Mining Services – 0.1%
Noranda Aluminium Holding Corp.
PIK, 7.123% 11/15/14 (11/15/10) (c)(d)	2,536,893	2,532,033
		2,532,033
Non-Ferrous Metals – 0.6%
Codelco, Inc.
5.500% 10/15/13	3,000,000	3,237,450
7.500% 01/15/19 (b)	7,500,000	8,837,610
		12,075,060
Metals & Mining Total		26,236,502
Basic Materials Total		80,575,323
Communications – 9.1%
Advertising – 0.1%
Advertising Agencies – 0.1%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	780,000	772,200
		772,200
Advertising Total		772,200

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Media – 2.7%
Broadcast Services/Programs – 0.5%
Clear Channel Worldwide Holdings, Inc.
9.250% 12/15/17 (b)	6,590,000	6,705,325
Liberty Media LLC
8.250% 02/01/30	3,170,000	2,932,250
		9,637,575
Cable TV – 1.4%
CCH II LLC/CCH II Capital Corp.
13.500% 11/30/16	3,246,188	3,720,943
Cequel Communications Holdings I LLC & Cequel Capital Corp.
8.625% 11/15/17 (b)	2,455,000	2,369,075
Comcast Corp.
6.950% 08/15/37	3,430,000	3,823,143
CSC Holdings LLC
8.500% 04/15/14 (b)	3,515,000	3,655,600
8.500% 06/15/15 (b)	1,795,000	1,857,825
DirecTV Holdings LLC
6.375% 06/15/15	335,000	345,469
DISH DBS Corp.
6.625% 10/01/14	4,545,000	4,476,825
7.875% 09/01/19	1,825,000	1,843,250
Mediacom LLC/Mediacom Capital Corp.
9.125% 08/15/19 (b)	1,525,000	1,509,750
Time Warner Cable, Inc.
3.500% 02/01/15	1,505,000	1,520,067
5.000% 02/01/20	650,000	648,823
5.850% 05/01/17	405,000	440,079
7.300% 07/01/38	1,585,000	1,810,339
		28,021,188
Multimedia – 0.0%
News America, Inc.
6.400% 12/15/35	150,000	157,291
6.550% 03/15/33	620,000	650,082
		807,373
Publishing-Books – 0.3%
TL Acquisitions, Inc.
10.500% 01/15/15 (b)	6,760,000	6,134,700
		6,134,700
Radio – 0.3%
CMP Susquehanna Corp.
3.430% 05/15/14 (08/12/10) (c)(d)(e)	175,000	103,250
Salem Communications Corp.
9.625% 12/15/16	2,570,000	2,602,125
Sirius XM Radio, Inc.
9.750% 09/01/15 (b)	4,230,000	4,483,800
		7,189,175

	Par (a)	Value ($)
Television – 0.2%
Sinclair Television Group, Inc.
9.250% 11/01/17 (b)	3,300,000	3,267,000
		3,267,000
Media Total		55,057,011
Telecommunication Services – 6.3%
Cellular Telecommunications – 1.7%
Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	1,050,000	1,160,718
8.500% 11/15/18	570,000	712,677
Cricket Communications, Inc.
9.375% 11/01/14	4,965,000	5,002,238
Digicel Group Ltd.
8.875% 01/15/15 (b)	7,360,000	7,120,800
MetroPCS Wireless, Inc.
9.250% 11/01/14	5,620,000	5,788,600
Nextel Communications, Inc.
7.375% 08/01/15	5,975,000	5,631,438
NII Capital Corp.
10.000% 08/15/16	1,585,000	1,695,950
Wind Acquisition Finance SA
11.750% 07/15/17 (b)	7,102,000	7,244,040
		34,356,461
Media – 0.5%
Nielsen Finance LLC/Nielsen Finance Co.
11.500% 05/01/16	4,375,000	4,637,500
Quebecor Media, Inc.
7.750% 03/15/16	6,125,000	5,895,312
		10,532,812
Satellite Telecommunications – 0.6%
Intelsat Bermuda SA
11.250% 02/04/17	6,155,000	6,062,675
Intelsat Jackson Holdings SA
11.250% 06/15/16	5,845,000	6,166,475
		12,229,150
Telecommunication Equipment – 0.3%
Lucent Technologies, Inc.
6.450% 03/15/29	7,325,000	4,981,000
WireCo WorldGroup
9.500% 05/15/17 (b)	1,490,000	1,454,612
		6,435,612
Telecommunication Services – 1.0%
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (b)	3,220,000	3,128,775
Global Crossing Ltd.
12.000% 09/15/15 (b)	3,660,000	3,989,400

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
ITC Deltacom, Inc.
10.500% 04/01/16 (b)	2,430,000	2,332,800
PAETEC Holding Corp.
8.875% 06/30/17 (b)	1,445,000	1,426,937
SBA Telecommunications, Inc.
8.250% 08/15/19 (b)	1,540,000	1,605,450
Syniverse Technologies, Inc.
7.750% 08/15/13	2,415,000	2,366,700
West Corp.
11.000% 10/15/16	4,870,000	4,918,700
		19,768,762
Telephone-Integrated – 2.1%
BellSouth Corp.
5.200% 09/15/14	2,205,000	2,423,101
British Telecommunications PLC
5.950% 01/15/18	665,000	687,421
Cincinnati Bell, Inc.
8.250% 10/15/17	3,825,000	3,605,062
Frontier Communications Corp.
7.875% 01/15/27	6,114,000	5,594,310
Level 3 Financing, Inc.
8.750% 02/15/17	1,925,000	1,636,250
9.250% 11/01/14	1,150,000	1,046,500
Qwest Communications International, Inc.
7.500% 02/15/14	5,090,000	5,013,650
Qwest Corp.
7.500% 10/01/14	2,455,000	2,583,888
7.500% 06/15/23	5,245,000	5,087,650
Sprint Capital Corp.
6.875% 11/15/28	1,500,000	1,246,875
Telefonica Emisiones SAU
6.421% 06/20/16	1,425,000	1,583,124
Virgin Media Finance PLC
9.500% 08/15/16	5,210,000	5,340,250
Windstream Corp.
8.625% 08/01/16	6,245,000	6,182,550
		42,030,631
Wireless Equipment – 0.1%
Crown Castle International Corp.
9.000% 01/15/15	2,235,000	2,349,544
		2,349,544
Telecommunication Services Total		127,702,972
Communications Total		183,532,183

	Par (a)	Value ($)
Consumer Cyclical – 5.5%
Auto Manufacturers – 0.1%
Auto-Cars/Light Trucks – 0.1%
General Motors Corp.
7.200% 01/15/11 (f)	2,775,000	860,250
8.375% 07/15/33 (f)	2,785,000	905,125
		1,765,375
Auto Manufacturers Total		1,765,375
Auto Parts & Equipment – 0.5%
Auto/Truck Parts & Equipment-Original – 0.3%
American Axle & Manufacturing Holdings, Inc.
9.250% 01/15/17 (b)	1,170,000	1,228,500
Lear Corp.
7.875% 03/15/18	900,000	877,500
8.125% 03/15/20	325,000	317,687
TRW Automotive, Inc.
7.000% 03/15/14 (b)	3,320,000	3,261,900
		5,685,587
Rubber-Tires – 0.2%
Goodyear Tire & Rubber Co.
10.500% 05/15/16	4,430,000	4,695,800
		4,695,800
Auto Parts & Equipment Total		10,381,387
Distribution/Wholesale – 0.3%
Distribution/Wholesale – 0.3%
McJunkin Red Man Corp.
9.500% 12/15/16 (b)	6,125,000	5,941,250
		5,941,250
Distribution/Wholesale Total		5,941,250
Entertainment – 0.7%
Casino Services – 0.1%
Tunica-Biloxi Gaming Authority
9.000% 11/15/15 (b)	1,390,000	1,251,000
		1,251,000
Gambling (Non-Hotel) – 0.5%
Boyd Gaming Corp.
6.750% 04/15/14	1,250,000	1,125,000
7.125% 02/01/16	1,225,000	1,047,375
Jacobs Entertainment, Inc.
9.750% 06/15/14	2,640,000	2,468,400
Pinnacle Entertainment, Inc.
8.625% 08/01/17 (b)	2,405,000	2,429,050
Shingle Springs Tribal Gaming Authority
9.375% 06/15/15 (b)	3,205,000	2,499,900
		9,569,725

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Music – 0.1%
WMG Acquisition Corp.
7.375% 04/15/14	1,330,000	1,251,862
WMG Holdings Corp.
9.500% 12/15/14	1,455,000	1,425,900
		2,677,762
Resorts/Theme Parks – 0.0%
Six Flags, Inc.
9.625% 06/01/14 (e)(g)	1,557,000	—
		—
Entertainment Total		13,498,487
Home Builders – 0.8%
Building-Residential/Commercial – 0.8%
Beazer Homes USA, Inc.
9.125% 06/15/18	3,075,000	2,890,500
D.R. Horton, Inc.
5.625% 09/15/14	2,785,000	2,757,150
5.625% 01/15/16	1,483,000	1,408,850
KB Home
5.875% 01/15/15	4,970,000	4,553,762
Ryland Group, Inc.
8.400% 05/15/17	1,400,000	1,470,000
Standard Pacific Corp.
7.000% 08/15/15	2,685,000	2,470,200
		15,550,462
Home Builders Total		15,550,462
Home Furnishings – 0.1%
Home Furnishings – 0.1%
Norcraft Companies LP/Norcraft Finance Corp.
10.500% 12/15/15 (b)	1,435,000	1,506,750
Simmons Co.
PIK, 7.351% 02/15/12 (08/16/10) (c)(d)(f)(h)	2,601,458	6,504
		1,513,254
Home Furnishings Total		1,513,254
Housewares – 0.1%
Housewares – 0.1%
Libbey Glass, Inc.
10.000% 02/15/15 (b)	3,000,000	3,112,500
		3,112,500
Housewares Total		3,112,500

	Par (a)	Value ($)
Leisure Time – 0.2%
Cruise Lines – 0.2%
Royal Caribbean Cruises Ltd.
7.500% 10/15/27	4,450,000	4,005,000
		4,005,000
Leisure Time Total		4,005,000
Lodging – 1.4%
Casino Hotels – 0.9%
FireKeepers Development Authority
13.875% 05/01/15 (b)	2,800,000	3,206,000
Harrah's Operating Co., Inc.
11.250% 06/01/17	3,840,000	4,022,400
MGM Mirage
6.750% 09/01/12	5,525,000	5,096,812
11.375% 03/01/18 (b)	1,085,000	1,003,625
Pokagon Gaming Authority
10.375% 06/15/14 (b)	2,390,000	2,473,650
Snoqualmie Entertainment Authority
9.125% 02/01/15 (b)	2,015,000	1,692,600
		17,495,087
Gambling (Non-Hotel) – 0.2%
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (b)(i)	4,265,000	938,300
Seminole Indian Tribe of Florida
6.535% 10/01/20 (b)	675,000	602,269
7.804% 10/01/20 (b)	3,055,000	2,777,331
		4,317,900
Hotels & Motels – 0.3%
Host Hotels & Resorts LP
6.750% 06/01/16	3,270,000	3,204,600
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	3,305,000	3,263,688
		6,468,288
Lodging Total		28,281,275
Retail – 1.2%
Retail-Apparel/Shoe – 0.1%
Limited Brands, Inc.
8.500% 06/15/19	3,140,000	3,344,100
		3,344,100
Retail-Drug Stores – 0.3%
CVS Pass-Through Trust
8.353% 07/10/31 (b)	1,863,844	2,226,045
Rite Aid Corp.
9.500% 06/15/17	4,525,000	3,631,313
		5,857,358

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Retail-Mail Order – 0.1%
QVC, Inc.
7.500% 10/01/19 (b)	1,365,000	1,330,875
		1,330,875
Retail-Propane Distributors – 0.4%
AmeriGas Partners LP
7.125% 05/20/16	2,815,000	2,800,925
7.250% 05/20/15	990,000	990,000
Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	1,365,000	1,378,650
8.750% 03/01/15	2,645,000	2,697,900
		7,867,475
Retail-Restaurants – 0.1%
McDonald's Corp.
5.700% 02/01/39	1,050,000	1,119,536
		1,119,536
Retail-Toy Store – 0.2%
Toys R US, Inc.
7.375% 10/15/18	5,440,000	5,154,400
		5,154,400
Retail-Vitamins/Nutritional Supplements – 0.0%
General Nutrition Centers, Inc.
PIK, 5.750% 03/15/14 (09/15/10) (c)(d)	980,000	899,150
		899,150
Retail Total		25,572,894
Storage/Warehousing – 0.1%
Storage/Warehousing – 0.1%
Niska Gas Storage U.S. LLC/Niska Gas Storage Canada ULC
8.875% 03/15/18 (b)	1,760,000	1,768,800
		1,768,800
Storage/Warehousing Total		1,768,800
Consumer Cyclical Total		111,390,684
Consumer Non-Cyclical – 5.9%
Beverages – 0.1%
Brewery – 0.1%
Anheuser-Busch InBev Worldwide, Inc.
7.750% 01/15/19 (b)	420,000	497,759
8.000% 11/15/39 (b)	645,000	820,123
		1,317,882
Beverages Total		1,317,882

	Par (a)	Value ($)
Commercial Services – 1.4%
Commercial Services – 0.4%
ARAMARK Corp.
8.500% 02/01/15	4,625,000	4,613,437
Iron Mountain, Inc.
8.000% 06/15/20	3,755,000	3,726,838
		8,340,275
Commercial Services-Finance – 0.1%
Cardtronics, Inc.
9.250% 08/15/13	1,785,000	1,785,000
		1,785,000
Funeral Services & Related Items – 0.2%
Service Corp. International
6.750% 04/01/16	1,980,000	1,955,250
7.000% 06/15/17	1,930,000	1,872,100
		3,827,350
Private Corrections – 0.1%
Corrections Corp. of America
6.250% 03/15/13	2,480,000	2,483,100
		2,483,100
Rental Auto/Equipment – 0.5%
Ashtead Holdings PLC
8.625% 08/01/15 (b)	3,149,000	3,117,510
Hertz Corp.
8.875% 01/01/14	2,000,000	2,010,000
Rental Service Corp.
9.500% 12/01/14	3,230,000	3,068,500
United Rentals North America, Inc.
10.875% 06/15/16	2,070,000	2,204,550
		10,400,560
Security Services – 0.1%
Garda World Security Corp.
9.750% 03/15/17 (b)	825,000	847,688
		847,688
Commercial Services Total		27,683,973
Cosmetics/Personal Care – 0.1%
Cosmetics & Toiletries – 0.1%
Revlon Consumer Products Corp.
9.750% 11/15/15 (b)	2,225,000	2,263,938
		2,263,938
Cosmetics/Personal Care Total		2,263,938
Food – 0.8%
Food-Meat Products – 0.2%
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14	1,765,000	1,938,146

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Smithfield Foods, Inc.
10.000% 07/15/14 (b)	2,545,000	2,724,741
		4,662,887
Food-Miscellaneous/Diversified – 0.5%
Campbell Soup Co.
4.500% 02/15/19	435,000	460,664
ConAgra Foods, Inc.
7.000% 10/01/28	855,000	972,908
Kraft Foods, Inc.
6.500% 02/09/40	3,715,000	3,943,792
Pinnacle Foods Finance LLC
9.250% 04/01/15 (b)	1,095,000	1,092,263
9.250% 04/01/15	3,315,000	3,306,712
		9,776,339
Retail-Hypermarkets – 0.1%
New Albertsons, Inc.
8.000% 05/01/31	2,700,000	2,349,000
		2,349,000
Food Total		16,788,226
Healthcare Products – 0.5%
Medical Products – 0.5%
Biomet, Inc.
PIK, 10.375% 10/15/17	7,340,000	7,807,925
DJO Finance LLC/DJO Finance Corp.
10.875% 11/15/14	730,000	759,200
10.875% 11/15/14 (b)	1,365,000	1,419,600
		9,986,725
Healthcare Products Total		9,986,725
Healthcare Services – 2.0%
Dialysis Centers – 0.1%
DaVita, Inc.
7.250% 03/15/15	2,245,000	2,233,775
		2,233,775
Medical Labs & Testing Services – 0.1%
Roche Holdings, Inc.
6.000% 03/01/19 (b)	1,650,000	1,865,363
		1,865,363
Medical-HMO – 0.2%
Health Net, Inc.
6.375% 06/01/17	3,440,000	3,147,600
WellPoint, Inc.
7.000% 02/15/19	960,000	1,119,828
		4,267,428

	Par (a)	Value ($)
Medical-Hospitals – 1.1%
Community Health Systems, Inc.
8.875% 07/15/15	5,810,000	5,947,987
HCA, Inc.
9.250% 11/15/16	2,655,000	2,781,113
PIK, 9.625% 11/15/16	13,000,000	13,682,500
		22,411,600
Medical-Outpatient/Home Medical – 0.1%
Select Medical Corp.
7.625% 02/01/15	1,900,000	1,786,000
		1,786,000
Physical Therapy/Rehab Centers – 0.2%
Healthsouth Corp.
8.125% 02/15/20	1,475,000	1,430,750
10.750% 06/15/16	2,190,000	2,365,200
		3,795,950
Physician Practice Management – 0.2%
U.S. Oncology Holdings, Inc.
PIK, 6.643% 03/15/12 (09/15/10) (c)(d)	2,769,000	2,501,567
U.S. Oncology, Inc.
9.125% 08/15/17	2,355,000	2,375,606
		4,877,173
Healthcare Services Total		41,237,289
Household Products/Wares – 0.3%
Consumer Products-Miscellaneous – 0.3%
American Greetings Corp.
7.375% 06/01/16	2,365,000	2,388,650
Central Garden & Pet Co.
8.250% 03/01/18	2,000,000	1,980,000
Jostens IH Corp.
7.625% 10/01/12	1,430,000	1,429,821
		5,798,471
Household Products/Wares Total		5,798,471
Pharmaceuticals – 0.7%
Medical-Drugs – 0.5%
Elan Finance PLC
4.436% 11/15/11 (08/15/10) (c)(d)	975,000	950,625
8.875% 12/01/13	1,505,000	1,508,763
Novartis Securities Investment Ltd.
5.125% 02/10/19	950,000	1,043,585
Patheon, Inc.
8.625% 04/15/17 (b)	1,880,000	1,880,000

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Valeant Pharmaceuticals International
7.625% 03/15/20 (b)	770,000	752,675
8.375% 06/15/16	2,815,000	2,878,337
Wyeth
5.500% 02/15/16	800,000	912,285
		9,926,270
Medical-Generic Drugs – 0.1%
Mylan, Inc./PA
7.875% 07/15/20 (b)	1,410,000	1,411,763
		1,411,763
Pharmacy Services – 0.1%
Omnicare, Inc.
6.875% 12/15/15	650,000	641,875
7.750% 06/01/20	2,345,000	2,350,862
		2,992,737
Pharmaceuticals Total		14,330,770
Consumer Non-Cyclical Total		119,407,274
Diversified – 0.3%
Diversified Holding Companies – 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
7.750% 10/15/16 (b)	5,300,000	5,247,000
Diversified Holding Companies Total		5,247,000
Diversified Total		5,247,000
Energy – 7.3%
Coal – 0.3%
Coal – 0.3%
Arch Western Finance LLC
6.750% 07/01/13	5,110,000	5,046,125
Consol Energy, Inc.
8.250% 04/01/20 (b)	450,000	459,563
		5,505,688
Coal Total		5,505,688
Energy-Alternate Sources – 0.1%
Energy-Alternate Sources – 0.1%
Power Sector Assets & Liabilities Management Corp.
7.250% 05/27/19 (b)	2,500,000	2,731,250
		2,731,250
Energy-Alternate Sources Total		2,731,250
Oil & Gas – 4.6%
Oil Companies-Exploration & Production – 4.1%
Anadarko Petroleum Corp.
6.200% 03/15/40	4,905,000	4,530,665

	Par (a)	Value ($)
Antero Resources Finance Corp.
9.375% 12/01/17 (b)	2,840,000	2,783,200
Berry Petroleum Co.
10.250% 06/01/14	535,000	569,775
Chesapeake Energy Corp.
6.375% 06/15/15	7,875,000	7,855,312
Cimarex Energy Co.
7.125% 05/01/17	3,989,000	3,969,055
Forest Oil Corp.
8.500% 02/15/14	4,445,000	4,567,237
Hilcorp Energy I LP/Hilcorp Finance Co.
7.750% 11/01/15 (b)	2,815,000	2,744,625
KazMunaiGaz Finance Sub BV
9.125% 07/02/18 (b)	3,500,000	3,850,000
NAK Naftogaz Ukraine
9.500% 09/30/14	5,625,000	5,765,625
Newfield Exploration Co.
6.625% 04/15/16	3,810,000	3,790,950
6.875% 02/01/20	2,095,000	2,021,675
Nexen, Inc.
5.875% 03/10/35	960,000	900,845
7.500% 07/30/39	1,080,000	1,218,426
Pemex Project Funding Master Trust
9.150% 11/15/18	2,485,000	3,058,767
10.610% 08/15/17	1,650,000	2,029,451
Petrobras International Finance Co.
5.875% 03/01/18	4,150,000	4,282,821
7.875% 03/15/19	3,200,000	3,620,221
PetroHawk Energy Corp.
7.875% 06/01/15	6,420,000	6,219,375
Pioneer Natural Resources Co.
7.500% 01/15/20	285,000	284,983
Quicksilver Resources, Inc.
7.125% 04/01/16	5,250,000	4,738,125
8.250% 08/01/15	3,000,000	2,925,000
Range Resources Corp.
7.500% 05/15/16	1,590,000	1,593,975
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.500% 09/30/14 (b)	1,000,000	1,068,555
5.832% 09/30/16 (b)	4,200,000	4,435,200
Southwestern Energy Co.
7.500% 02/01/18	1,595,000	1,674,750
Talisman Energy, Inc.
7.750% 06/01/19	1,094,000	1,318,348
XTO Energy, Inc.
7.500% 04/15/12	340,000	378,090
		82,195,051
Oil Company-Integrated – 0.1%
Shell International Finance BV
5.500% 03/25/40	1,450,000	1,455,809
		1,455,809

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Oil Refining & Marketing – 0.2%
Frontier Oil Corp.
8.500% 09/15/16	1,905,000	1,943,100
Tesoro Corp.
6.625% 11/01/15	3,225,000	3,047,625
		4,990,725
Oil-Field Services – 0.2%
Gazprom International SA
7.201% 02/01/20	4,574,272	4,668,502
		4,668,502
Oil & Gas Total		93,310,087
Oil & Gas Services – 0.3%
Oil-Field Services – 0.3%
American Petroleum Tankers LLC/AP Tankers Co.
10.250% 05/01/15 (b)	1,120,000	1,108,800
Expro Finance Luxembourg SCA
8.500% 12/15/16 (b)	3,095,000	3,002,150
Halliburton Co.
5.900% 09/15/18	515,000	556,957
Smith International, Inc.
9.750% 03/15/19	470,000	637,103
Weatherford International Ltd.
5.150% 03/15/13	700,000	739,005
		6,044,015
Oil & Gas Services Total		6,044,015
Oil, Gas & Consumable Fuels – 0.6%
Oil Company-Integrated – 0.6%
Ecopetrol SA
7.625% 07/23/19	5,000,000	5,562,500
Petronas Capital Ltd.
5.250% 08/12/19	5,500,000	5,616,270
		11,178,770
Oil, Gas & Consumable Fuels Total		11,178,770
Pipelines – 1.4%
Pipelines – 1.4%
Atlas Pipeline Partners LP
8.125% 12/15/15	3,125,000	2,953,125
El Paso Corp.
6.875% 06/15/14	2,970,000	2,977,740
7.250% 06/01/18	3,525,000	3,452,265
Kinder Morgan Energy Partners LP
6.500% 09/01/39	550,000	535,212
6.950% 01/15/38	670,000	685,759
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	2,445,000	2,334,975

	Par (a)	Value ($)
MarkWest Energy Partners LP
6.875% 11/01/14	2,800,000	2,674,000
8.500% 07/15/16	1,905,000	1,914,525
Plains All American Pipeline LP/PAA Finance Corp.
5.750% 01/15/20	140,000	142,892
6.500% 05/01/18	1,360,000	1,471,425
8.750% 05/01/19	2,715,000	3,224,328
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375% 12/15/13	370,000	381,100
9.375% 06/01/16 (b)	1,740,000	1,809,600
Southern Natural Gas Co.
8.000% 03/01/32	755,000	856,239
Southern Star Central Corp.
6.750% 03/01/16	680,000	680,000
TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (c)(d)	1,450,000	1,315,409
7.625% 01/15/39	575,000	683,894
Williams Companies, Inc.
7.875% 09/01/21	763,000	881,862
		28,974,350
Pipelines Total		28,974,350
Energy Total		147,744,160
Financials – 7.8%
Banks – 4.0%
Commercial Banks-Central US – 0.2%
Fifth Third Bank/Ohio
0.546% 05/17/13 (08/17/10) (c)(d)	380,000	356,069
Northern Trust Co.
6.500% 08/15/18	2,920,000	3,382,849
		3,738,918
Commercial Banks-Eastern US – 0.1%
Discover Bank/Greenwood DE
8.700% 11/18/19	2,385,000	2,609,457
		2,609,457
Commercial Banks-Non US – 0.8%
Barclays Bank PLC
3.900% 04/07/15	935,000	914,011
5.000% 09/22/16	760,000	750,913
6.860% 09/29/49 (b)(d)	365,000	281,050
7.375% 06/29/49 (12/01/11) (b)(c)(d)	275,000	247,500
7.434% 09/29/49 (b)(d)	1,055,000	933,675

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)		Value ($)
BES Investimento do Brasil SA
5.625% 03/25/15 (b)		2,000,000	1,867,722
IKB Deutsche Industriebank AG
2.125% 09/10/12	EUR	8,315,000	10,386,097
Lloyds TSB Group PLC
6.267% 11/29/49 (11/14/16) (b)(c)(d)		300,000	159,000
			15,539,968
Commercial Banks-Southern US – 0.0%
Regions Financial Corp.
7.000% 03/01/11		235,000	238,201
			238,201
Commercial Banks-Western U.S. – 1.1%
Citibank NA
1.875% 05/07/12		20,000,000	20,320,060
Zions Bancorporation
7.750% 09/23/14		1,640,000	1,650,635
			21,970,695
Diversified Banking Institutional – 0.1%
Citigroup, Inc.
6.010% 01/15/15		990,000	1,030,042
JPMorgan Chase & Co.
7.900% 04/29/49 (d)		460,000	467,935
			1,497,977
Diversified Financial Services – 1.0%
Capital One Capital IV
6.745% 02/17/37 (02/17/32) (c)(d)		2,990,000	2,466,750
Capital One Capital V
10.250% 08/15/39		1,465,000	1,574,875
CIT Group, Inc.
7.000% 05/01/17		14,700,000	13,266,750
JPMorgan Chase Capital XVIII
6.950% 08/17/36		195,000	192,157
JPMorgan Chase Capital XX
6.550% 09/29/36		2,690,000	2,522,959
JPMorgan Chase Capital XXII
6.450% 02/02/37		150,000	138,867
			20,162,358
Fiduciary Banks – 0.1%
Bank of New York Mellon Corp.
5.450% 05/15/19		1,520,000	1,647,727
Northern Trust Corp.
5.500% 08/15/13		535,000	594,253
			2,241,980

	Par (a)	Value ($)
Finance-Investment Banker/Broker – 0.0%
Merrill Lynch & Co., Inc.
5.700% 05/02/17	435,000	430,517
		430,517
Money Center Banks – 0.2%
Comerica Bank
5.200% 08/22/17	500,000	496,076
Deutsche Bank AG/London
4.875% 05/20/13	2,280,000	2,401,741
Lloyds TSB Bank PLC
4.375% 01/12/15 (b)	1,182,000	1,129,566
		4,027,383
Super-Regional Banks-US – 0.4%
Capital One Financial Corp.
5.700% 09/15/11	1,920,000	2,002,067
Keycorp
6.500% 05/14/13	920,000	996,081
National City Corp.
4.900% 01/15/15	1,940,000	2,072,007
PNC Funding Corp.
3.625% 02/08/15	660,000	673,321
5.125% 02/08/20	1,000,000	1,015,027
USB Capital IX
6.189% 10/29/49 (04/15/11) (c)(d)	855,000	666,900
		7,425,403
Banks Total		79,882,857
Diversified Financial Services – 2.3%
Diversified Financial Services – 0.2%
General Electric Capital Corp.
5.500% 01/08/20	3,024,000	3,102,131
6.000% 08/07/19	700,000	741,566
		3,843,697
Finance-Auto Loans – 1.1%
Ally Financial, Inc.
6.875% 09/15/11	6,270,000	6,270,000
8.000% 11/01/31	6,063,000	5,517,330
Ford Motor Credit Co., LLC
7.000% 04/15/15	1,160,000	1,148,132
7.500% 08/01/12	380,000	386,654
7.800% 06/01/12	3,700,000	3,773,630
8.000% 12/15/16	5,025,000	5,034,759
		22,130,505
Finance-Consumer Loans – 0.4%
American General Finance Corp.
4.875% 07/15/12	445,000	400,500
6.900% 12/15/17	5,685,000	4,519,575

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
SLM Corp.
8.000% 03/25/20	3,950,000	3,513,517
		8,433,592
Finance-Investment Banker/Broker – 0.2%
Cemex Finance LLC
9.500% 12/14/16 (b)	3,760,000	3,431,000
		3,431,000
Finance-Leasing Company – 0.1%
International Lease Finance Corp.
4.875% 09/01/10	825,000	820,875
5.625% 09/15/10	2,250,000	2,233,125
		3,054,000
Finance-Other Services – 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000% 01/15/18 (b)	5,420,000	5,094,800
		5,094,800
Diversified Financial Services Total		45,987,594
Insurance – 1.3%
Insurance Brokers – 0.1%
HUB International Holdings, Inc.
10.250% 06/15/15 (b)	1,160,000	1,061,400
		1,061,400
Life/Health Insurance – 0.4%
Lincoln National Corp.
8.750% 07/01/19	1,720,000	2,116,262
Principal Life Income Funding Trusts
5.300% 04/24/13	960,000	1,032,673
Provident Companies, Inc.
7.000% 07/15/18	990,000	1,036,422
Prudential Financial, Inc.
7.375% 06/15/19	1,680,000	1,923,365
8.875% 06/15/38 (06/15/18) (c)(d)	1,730,000	1,833,800
Unum Group
7.125% 09/30/16	680,000	760,747
		8,703,269
Multi-Line Insurance – 0.3%
CNA Financial Corp.
5.850% 12/15/14	391,000	402,958
7.350% 11/15/19	779,000	818,846
ING Groep NV
5.775% 12/29/49 (12/08/15) (c)(d)	2,825,000	2,068,719
MetLife Capital Trust X
9.250% 04/08/38 (b)(d)	460,000	501,400

	Par (a)	Value ($)
MetLife, Inc.
6.750% 06/01/16	1,520,000	1,703,295
10.750% 08/01/39	1,270,000	1,517,137
		7,012,355
Mutual Insurance – 0.1%
Liberty Mutual Group, Inc.
10.750% 06/15/58 (b)(d)	1,060,000	1,134,200
		1,134,200
Property/Casualty Insurance – 0.3%
Asurion Corp.
6.849% 07/02/15 (06/11/10) (c)(d)(h)	1,609,397	1,542,146
2nd lien, 6.849% 07/02/15 (06/11/10) (c)(d)(h)	2,200,603	2,151,090
Crum & Forster Holdings Corp.
7.750% 05/01/17	3,060,000	3,025,575
		6,718,811
Reinsurance – 0.1%
Transatlantic Holdings, Inc.
8.000% 11/30/39	1,005,000	1,002,501
		1,002,501
Insurance Total		25,632,536
Real Estate Investment Trusts (REITs) – 0.2%
REITS-Diversified – 0.1%
Duke Realty LP
7.375% 02/15/15	785,000	868,487
8.250% 08/15/19	1,339,800	1,527,161
		2,395,648
REITS-Office Property – 0.1%
Brandywine Operating Partnership LP
7.500% 05/15/15	2,125,000	2,343,883
Highwoods Properties, Inc.
5.850% 03/15/17	140,000	140,939
		2,484,822
Real Estate Investment Trusts (REITs) Total		4,880,470
Financials Total		156,383,457
Industrials – 4.6%
Aerospace & Defense – 0.8%
Aerospace/Defense – 0.1%
Embraer Overseas Ltd.
6.375% 01/15/20	500,000	501,250
Kratos Defense & Security Solutions, Inc.
10.000% 06/01/17 (b)	1,390,000	1,376,100
		1,877,350

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Aerospace/Defense-Equipment – 0.5%
BE Aerospace, Inc.
8.500% 07/01/18	3,140,000	3,249,900
Sequa Corp.
11.750% 12/01/15 (b)	4,105,000	4,105,000
TransDigm, Inc.
7.750% 07/15/14	3,000,000	2,992,500
		10,347,400
Electronics-Military – 0.2%
L-3 Communications Corp.
6.375% 10/15/15	4,780,000	4,780,000
		4,780,000
Aerospace & Defense Total		17,004,750
Building Materials – 0.4%
Building & Construction Products-Miscellaneous – 0.3%
Associated Materials LLC/Associated Materials Finance, Inc.
9.875% 11/15/16	3,500,000	3,762,500
Building Materials Corp. of America
7.500% 03/15/20 (b)	680,000	664,700
Nortek, Inc.
11.000% 12/01/13	1,717,599	1,786,303
Ply Gem Industries, Inc.
11.750% 06/15/13	1,350,000	1,383,750
		7,597,253
Building Products-Cement/Aggregation – 0.1%
Texas Industries, Inc.
7.250% 07/15/13	1,575,000	1,523,812
		1,523,812
Building Materials Total		9,121,065
Electrical Components & Equipment – 0.3%
Wire & Cable Products – 0.3%
Belden, Inc.
7.000% 03/15/17	3,780,000	3,609,900
General Cable Corp.
7.125% 04/01/17	2,420,000	2,377,650
		5,987,550
Electrical Components & Equipment Total		5,987,550
Electronics – 0.1%
Electronic Components-Miscellaneous – 0.1%
Flextronics International Ltd.
6.250% 11/15/14	1,367,000	1,353,330
		1,353,330
Electronics Total		1,353,330

	Par (a)	Value ($)
Engineering & Construction – 0.1%
Building & Construction-Miscellaneous – 0.1%
Esco Corp.
8.625% 12/15/13 (b)	1,645,000	1,673,788
		1,673,788
Engineering & Construction Total		1,673,788
Environmental Control – 0.1%
Hazardous Waste Disposal – 0.1%
Clean Harbors, Inc.
7.625% 08/15/16	2,000,000	2,050,000
		2,050,000
Environmental Control Total		2,050,000
Machinery-Construction & Mining – 0.2%
Machinery-Construction & Mining – 0.2%
Terex Corp.
8.000% 11/15/17	4,195,000	3,890,863
		3,890,863
Machinery-Construction & Mining Total		3,890,863
Machinery-Diversified – 0.4%
Machinery-General Industry – 0.4%
CPM Holdings, Inc.
10.625% 09/01/14 (b)	2,255,000	2,404,394
Manitowoc Co., Inc.
7.125% 11/01/13	3,500,000	3,530,625
9.500% 02/15/18	2,200,000	2,161,500
		8,096,519
Machinery-Diversified Total		8,096,519
Miscellaneous Manufacturing – 0.5%
Diversified Manufacturing Operators – 0.2%
Amsted Industries, Inc.
8.125% 03/15/18 (b)	1,500,000	1,485,000
Bombardier, Inc.
6.300% 05/01/14 (b)	2,385,000	2,432,700
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	550,000	675,484
Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	155,000	182,304
		4,775,488
Miscellaneous Manufacturing – 0.3%
American Railcar Industries, Inc.
7.500% 03/01/14	2,700,000	2,558,250
TriMas Corp.
9.750% 12/15/17 (b)	3,165,000	3,212,475
		5,770,725
Miscellaneous Manufacturing Total		10,546,213

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Packaging & Containers – 0.8%
Containers-Metal/Glass – 0.3%
BWAY Corp.
10.000% 04/15/14	2,195,000	2,425,475
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	2,440,000	2,482,700
Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (b)	1,265,000	1,271,325
		6,179,500
Containers-Paper/Plastic – 0.5%
Graham Packaging Co., LP/GPC Capital Corp. I
8.250% 01/01/17 (b)	3,350,000	3,257,875
Graphic Packaging International, Inc.
9.500% 06/15/17	3,065,000	3,187,600
Solo Cup Co.
8.500% 02/15/14	3,285,000	3,030,412
		9,475,887
Packaging & Containers Total		15,655,387
Transportation – 0.9%
Transportation-Marine – 0.4%
Navios Maritime Holdings, Inc.
9.500% 12/15/14	3,335,000	3,243,287
Ship Finance International Ltd.
8.500% 12/15/13	2,515,000	2,426,975
Teekay Corp.
8.500% 01/15/20	1,830,000	1,848,300
		7,518,562
Transportation-Railroad – 0.4%
BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (c)(d)	920,000	885,500
Kansas City Southern de Mexico SA de CV
7.625% 12/01/13	3,770,000	3,732,300
RailAmerica, Inc.
9.250% 07/01/17	1,336,000	1,389,440
Union Pacific Corp.
5.700% 08/15/18	1,440,000	1,575,919
		7,583,159
Transportation-Services – 0.1%
Bristow Group, Inc.
7.500% 09/15/17	2,360,000	2,289,200
		2,289,200
Transportation Total		17,390,921
Industrials Total		92,770,386

	Par (a)	Value ($)
Technology – 0.7%
Computers – 0.3%
Computer Services – 0.2%
Sungard Data Systems, Inc.
9.125% 08/15/13	6,155,000	6,216,550
		6,216,550
Computers-Memory Devices – 0.1%
Seagate Technology International
10.000% 05/01/14 (b)	1,080,000	1,210,950
		1,210,950
Computers Total		7,427,500
Networking Products – 0.1%
Networking Products – 0.1%
Cisco Systems, Inc.
5.500% 01/15/40	900,000	902,563
5.900% 02/15/39	755,000	800,530
		1,703,093
Networking Products Total		1,703,093
Semiconductors – 0.2%
Electronic Components-Semiconductors – 0.2%
Amkor Technology, Inc.
9.250% 06/01/16	3,805,000	3,990,494
		3,990,494
Semiconductors Total		3,990,494
Software – 0.1%
Data Processing/Management – 0.0%
First Data Corp.
9.875% 09/24/15	805,000	656,075
		656,075
Enterprise Software/Services – 0.1%
Oracle Corp.
6.500% 04/15/38	925,000	1,066,238
		1,066,238
Software Total		1,722,313
Technology Total		14,843,400
Utilities – 2.2%
Electric – 2.1%
Electric-Generation – 0.2%
Intergen NV
9.000% 06/30/17 (b)	4,660,000	4,660,000
		4,660,000

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Electric-Integrated – 1.0%
CMS Energy Corp.
6.875% 12/15/15	1,615,000	1,715,834
Commonwealth Edison Co.
5.950% 08/15/16	950,000	1,066,502
Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	895,000	1,036,093
Energy Future Holdings Corp.
10.000% 01/15/20 (b)	3,895,000	3,875,525
Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	2,415,000	2,457,263
Kansas City Power & Light Co.
7.150% 04/01/19	835,000	994,468
Mirant Americas Generation LLC
8.500% 10/01/21	4,545,000	4,158,675
Nevada Power Co.
6.650% 04/01/36	950,000	1,027,564
Niagara Mohawk Power Corp.
4.881% 08/15/19 (b)	865,000	880,863
Texas Competitive Electric Holdings Co. LLC
10.250% 11/01/15	3,580,000	2,398,600
		19,611,387
Independent Power Producer – 0.9%
AES Corp.
7.750% 03/01/14	3,625,000	3,625,000
8.000% 10/15/17	2,465,000	2,421,863
Dynegy Holdings, Inc.
7.750% 06/01/19	2,610,000	1,885,725
Mirant North America LLC
7.375% 12/31/13	1,005,000	1,007,512
NRG Energy, Inc.
7.375% 02/01/16	2,170,000	2,099,475
7.375% 01/15/17	7,505,000	7,129,750
		18,169,325
Electric Total		42,440,712
Gas – 0.1%
Gas-Distribution – 0.1%
Atmos Energy Corp.
8.500% 03/15/19	580,000	727,376
Sempra Energy
6.500% 06/01/16	310,000	354,208
		1,081,584
Gas Total		1,081,584
Utilities Total		43,522,296
Total Corporate Fixed-Income Bonds & Notes (cost of $913,164,490)		955,416,163

Government & Agency Obligations – 40.8%
	Par (a)		Value ($)
Foreign Government Obligations – 26.8%
Banco Nacional de Desenvolvimento Economico e Social
5.500% 07/12/20 (b)		2,850,000	2,764,500
European Investment Bank
0.026% 09/21/11 (06/21/10) (c)(d)	JPY	1,280,000,000	14,029,467
1.250% 09/20/12	JPY	1,135,000,000	12,752,988
1.400% 06/20/17	JPY	1,457,000,000	16,494,503
5.500% 12/07/11	GBP	5,250,000	8,082,531
Federal Republic of Germany
4.250% 07/04/17	EUR	1,850,000	2,577,640
5.000% 07/04/12	EUR	2,285,000	3,063,749
6.000% 06/20/16	EUR	12,600,000	18,978,331
Federative Republic of Brazil
6.000% 01/17/17		8,250,000	8,938,875
7.375% 02/03/15	EUR	6,950,000	9,871,965
8.250% 01/20/34		9,360,000	12,097,800
8.500% 09/24/12	EUR	1,480,000	2,057,735
11.000% 08/17/40		6,200,000	8,222,440
12.500% 01/05/22	BRL	10,275,000	6,318,339
Government of Belgium
3.250% 09/28/16	EUR	3,220,000	4,120,941
Government of Canada
4.250% 06/01/18	CAD	4,100,000	4,197,825
8.000% 06/01/23	CAD	3,380,000	4,729,174
Government of Japan
1.400% 12/20/18	JPY	1,360,000,000	15,456,622
1.500% 09/20/18	JPY	930,000,000	10,658,091
Government of New Zealand
6.000% 05/15/21	NZD	8,150,000	5,711,152
6.500% 04/15/13	NZD	5,270,000	3,778,075
Instituto de Credito Oficial
1.500% 09/20/12	JPY	680,000,000	7,481,249
International Finance Corp.
7.500% 02/28/13	AUD	2,675,000	2,394,375
Kingdom of Bahrain
5.500% 03/31/20 (b)		1,000,000	979,657
Kingdom of Netherlands
4.000% 07/15/16	EUR	1,580,000	2,145,836
Kingdom of Norway
4.250% 05/19/17	NOK	73,185,000	12,352,312
Kingdom of Spain
3.800% 01/31/17	EUR	5,680,000	6,965,963
Kingdom of Sweden
3.750% 08/12/17	SEK	40,000,000	5,545,453
Pemex Project Funding Master Trust
5.750% 03/01/18		10,370,000	10,528,744
Penerbangan Malaysia Bhd
5.625% 03/15/16		3,200,000	3,517,174

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Government & Agency Obligations (continued)
	Par (a)		Value ($)
Republic of Argentina
8.280% 12/31/33		10,024,326	6,465,690
Republic of Bulgaria
8.250% 01/15/15		2,700,000	3,013,875
Republic of Colombia
7.375% 03/18/19		6,150,000	7,087,875
8.125% 05/21/24		6,525,000	7,732,125
9.750% 04/09/11		1,211,207	1,295,991
Republic of Egypt
5.750% 04/29/20 (b)		1,000,000	1,007,500
Republic of Finland
4.250% 07/04/15	EUR	2,720,000	3,732,884
Republic of France
4.000% 04/25/13	EUR	7,845,000	10,450,392
5.500% 04/25/29	EUR	5,920,000	9,190,756
Republic of Hungary
4.750% 02/03/15		2,435,000	2,408,186
Republic of Indonesia
5.875% 03/13/20 (b)		10,425,000	10,789,875
7.250% 04/20/15 (b)		3,000,000	3,397,500
10.375% 05/04/14 (b)		9,180,000	11,291,400
Republic of Ireland
4.500% 10/18/18	EUR	1,755,000	2,140,576
Republic of Italy
4.500% 08/01/18	EUR	10,395,000	13,375,544
5.250% 08/01/17	EUR	5,090,000	6,917,037
Republic of Panama
6.700% 01/26/36		9,300,000	10,253,250
8.875% 09/30/27		7,270,000	9,741,800
Republic of Peru
7.350% 07/21/25		5,200,000	6,084,000
8.750% 11/21/33		9,847,000	13,022,658
Republic of Philippines
6.500% 01/20/20		3,810,000	4,148,138
8.875% 03/17/15		10,615,000	13,003,375
Republic of Poland
5.500% 10/25/19	PLN	14,475,000	4,254,430
6.250% 10/24/15	PLN	20,180,000	6,310,936
6.375% 07/15/19		1,470,000	1,600,831
Republic of South Africa
5.500% 03/09/20		5,500,000	5,541,250
8.250% 09/15/17	ZAR	37,000,000	4,782,886
Republic of Turkey
7.000% 09/26/16		8,735,000	9,717,688
7.375% 02/05/25		8,680,000	9,678,200
Republic of Uruguay
PIK, 7.875% 01/15/33		8,000,000	9,200,000
Republic of Venezuela
9.250% 09/15/27		20,955,000	13,725,525

	Par (a)		Value ($)
Russian Federation
3.625% 04/29/15 (b)		13,450,000	12,864,925
7.500% 03/31/30		25,033,200	27,974,601
State of Qatar
5.250% 01/20/20 (b)		2,000,000	2,055,000
6.550% 04/09/19 (b)		3,000,000	3,337,500
Treasury Corp. of Victoria
5.750% 11/15/16	AUD	4,600,000	3,898,323
6.000% 06/15/20	AUD	4,580,000	3,913,816
United Kingdom Treasury
5.000% 03/07/25	GBP	2,510,000	3,996,996
United Mexican States
5.125% 01/15/20		13,645,000	13,883,787
6.050% 01/11/40		5,350,000	5,376,750
8.500% 12/13/18	MXN	55,860,000	4,711,553
11.375% 09/15/16		7,590,000	10,512,150
Foreign Government Obligations Total			540,701,080
U.S. Government Agencies – 0.2%
Federal Home Loan Mortgage Corp.
6.750% 03/15/31		406,000	516,897
Federal National Mortgage Association
4.375% 07/17/13		3,003,000	3,257,895
U.S. Government Agencies Total			3,774,792
U.S. Government Obligations – 13.8%
U.S. Treasury Bonds
5.375% 02/15/31		10,000,000	11,812,500
7.500% 11/15/24 (j)		18,400,000	25,857,741
8.875% 02/15/19 (j)		21,000,000	30,221,961
10.625% 08/15/15 (j)		29,415,000	41,658,994
U.S. Treasury Notes
4.125% 05/15/15		16,800,000	18,403,879
4.250% 09/30/12		40,000,000	43,125,000
5.000% 02/15/11		47,600,000	49,163,755
5.125% 05/15/16		46,000,000	52,842,500
U.S. Treasury STRIPS
(k) 05/15/23		4,550,000	2,677,825
P.O., (k) 11/15/13 (j)		2,250,000	2,135,954
U.S. Government Obligations Total			277,900,109
Total Government & Agency Obligations (cost of $797,496,132)			822,375,981
Mortgage-Backed Securities – 4.9%
Federal Home Loan Mortgage Corp.
5.000% 05/01/21		9,662,066	10,346,060
9.000% 12/01/18		405	451
9.000% 01/01/22		13,301	15,236

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Mortgage-Backed Securities (continued)
	Par (a)	Value ($)
9.250% 05/01/16	39,648	44,417
9.500% 08/01/16	353	396
9.750% 09/01/16	582	625
10.000% 10/01/19	1,726	1,951
10.000% 11/01/19	3,612	4,146
10.500% 01/01/20	4,838	5,438
10.750% 07/01/11	5,255	5,348
11.250% 08/01/13	180	184
11.250% 09/01/15	5,081	5,893
Federal National Mortgage Association
4.000% 01/01/39	17,808,993	17,704,992
5.000% 09/01/37	9,901,641	10,382,737
5.500% 11/01/36	7,008,079	7,485,470
6.000% 10/01/36	2,550,789	2,757,841
6.000% 02/01/37	8,685,380	9,390,388
6.000% 08/01/37	12,471,003	13,459,914
6.500% 12/01/31	14,400	15,972
6.500% 05/01/32	18,916	20,982
6.500% 01/01/33	10,657	11,821
6.500% 05/01/33	48,596	53,902
6.500% 11/01/36	16,625,126	18,138,921
6.500% 11/01/37	8,055,705	8,776,628
8.500% 06/01/15	94	103
8.500% 09/01/21	3,164	3,487
9.000% 07/01/14	410	441
9.000% 04/01/16	33	34
9.000% 08/01/21	18,479	21,260
10.000% 04/01/14	32,079	35,264
10.500% 07/01/14	13,263	14,850
10.500% 03/01/16	94,586	106,906
Government National Mortgage Association
9.000% 05/15/16	17,129	18,996
9.000% 06/15/16	13,435	14,899
9.000% 07/15/16	31,777	35,238
9.000% 08/15/16	31,590	35,033
9.000% 09/15/16	26,490	29,141
9.000% 09/15/16	21,067	23,361
9.000% 10/15/16	7,377	8,181
9.000% 11/15/16	22,825	25,181
9.000% 12/15/16	26,069	28,908
9.000% 01/15/17	1,939	2,165
9.000% 02/15/17	4,252	4,748
9.000% 04/15/17	6,457	7,210
9.000% 07/15/17	21,754	24,290
9.000% 10/15/17	7,136	7,968
9.000% 12/15/17	6,891	7,772
9.500% 10/15/16	5,663	6,333
9.500% 09/15/17	1,668	1,898
10.000% 09/15/17	19,915	22,274
10.000% 11/15/17	2,804	3,103
10.000% 02/15/18	10,411	11,942

	Par (a)	Value ($)
10.000% 08/15/18	233	268
10.000% 09/15/18	2,189	2,510
10.000% 11/15/18	6,128	6,992
10.000% 03/15/19	4,917	5,669
10.000% 06/15/19	1,148	1,310
10.000% 08/15/19	447	516
10.000% 11/15/20	1,418	1,637
10.500% 10/15/15	4,123	4,590
10.500% 12/15/15	548	610
10.500% 01/15/16	2,501	2,803
10.500% 10/15/17	3,545	3,981
10.500% 12/15/17	2,328	2,614
10.500% 01/15/18	4,341	4,897
10.500% 07/15/18	858	968
10.500% 12/15/18	786	880
10.500% 06/15/19	1,468	1,664
10.500% 07/15/19	694	786
11.000% 09/15/15	38,491	43,246
11.000% 10/15/15	23,818	26,705
11.750% 08/15/13	4,022	4,426
12.000% 05/15/14	176	195
Total Mortgage-Backed Securities (cost of $94,391,783)		99,247,966
Commercial Mortgage-Backed Securities – 2.2%
Commercial Mortgage-Backed Securities – 2.2%
Bear Stearns Commercial Mortgage Securities
4.933% 02/13/42 (06/01/10) (c)(d)	4,845,000	5,004,563
5.201% 12/11/38	5,000,000	4,975,549
Greenwich Capital Commercial Funding Corp.
5.317% 06/10/36 (06/01/10) (c)(d)	1,395,000	1,463,223
GS Mortgage Securities Corp. II
4.751% 07/10/39	4,825,000	4,923,178
5.553% 04/10/38 (06/01/10) (c)(d)	4,898,000	4,873,674
JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% 06/12/47	4,000,000	3,874,036
5.790% 06/12/43 (06/01/10) (c)(d)	4,825,000	5,072,618
Morgan Stanley Capital I
4.989% 08/13/42	4,825,000	4,952,864
5.797% 08/12/41 (06/01/10) (c)(d)	3,575,000	3,842,465

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Commercial Mortgage-Backed Securities (continued)
	Par (a)	Value ($)
Wachovia Bank Commercial Mortgage Trust
5.208% 10/15/44 (06/01/10) (c)(d)	4,825,000	5,076,147
5.726% 06/15/45	929,666	933,878
Commercial Mortgage-Backed Securities Total		44,992,195
Total Commercial Mortgage-Backed Securities (cost of $42,655,174)		44,992,195
Municipal Bonds – 0.2%
California – 0.2%
CA Cabazon Band Mission Indians
Series 2004, 7.358% 10/01/11 (10/01/10) (c)(d)	2,820,000	1,852,853
CA Los Angeles Unified School District
Series 2009, 5.750% 07/01/34	625,000	602,106
CA State
Series 2009, 7.550% 04/01/39	1,465,000	1,565,983
California Total		4,020,942
Total Municipal Bonds (cost of $4,897,665)		4,020,942
Asset-Backed Securities – 0.1%
GMAC Mortgage Corp.
4.865% 09/25/34 (06/01/10) (c)(d)	3,000,432	2,309,584
Total Asset-Backed Securities (cost of $3,000,432)		2,309,584
Common Stock – 0.1%
	Shares
Consumer Discretionary – 0.1%
Hotels, Restaurants & Leisure – 0.1%
Six Flags Entertainment Corp. (l)	35,561	1,244,652
Hotels, Restaurants & Leisure Total		1,244,652
Consumer Discretionary Total		1,244,652
Total Common Stock (cost of $2,486,560)		1,244,652

Warrants – 0.0%
	Units	Value ($)
Financials – 0.0%
Banks – 0.0%
CNB Capital Trust I
Expires 03/23/19 (b)(e)(l)	46,584	466
Banks Total		466
Financials Total		466
Total Warrants (cost of $466)		466
Preferred Stock – 0.0%
	Shares
Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp., Series A (b)(e)(l)	40,765	408
Media Total		408
Communications Total		408
Total Preferred Stock (cost of $408)		408
Securities Lending Collateral – 0.6%
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.250%) (m)	12,541,041	12,541,041
Total Securities Lending Collateral (cost of $12,541,041)		12,541,041

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Short-Term Obligation – 6.5%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 05/28/10, due 06/01/10 at 0.140% collateralized by a U.S. Government Agency obligation maturing 10/10/12, market value $133,628,600 (repurchase proceeds $131,008,038)	131,006,000	131,006,000
Total Short-Term Obligation (cost of $131,006,000)		131,006,000
Total Investments – 102.8% (cost of $2,001,640,151)(n)		2,073,155,398
Obligation to Return Collateral for Securities Loaned – (0.6)%		(12,541,041)
Other Assets & Liabilities, Net – (2.2)%		(44,211,932)
Net Assets – 100.0%		2,016,402,425

Notes to Investment Portfolio:

(a)  Principal amount is stated in U.S. dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, these securities, which are not illiquid except for the following, amounted to $280,163,562, which represents 13.9% of net assets.

Security	Acquisition Date	Par/ Shares/ Units	Cost	Value
CMP Susquehanna Radio Holdings
Corp., Series A	03/26/09	40,765	$408	$408
CNB Capital Trust I
Expires 03/23/19	03/26/09	46,584	466	466
Hexion Finance Escrow LLC/Hexion Escrow. Corp. 8.875% 02/01/18	05/11/10 - 05/27/10	5,860,000	5,403,825	5,420,500
Regency Energy Partners LP/ Regency Energy Finance Corp. 9.375% 06/01/16	05/11/10 - 05/26/10	1,740,000	1,815,975	1,809,600
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07 - 10/04/07	$3,055,000	3,105,055	2,777,331
				$10,008,305

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2010.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2010, the value of these securities amounted to $104,124, which represents less than 0.1% of net assets.

(f)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2010, the value of these securities amounted to $1,771,879, which represents 0.1% of net assets.

(g)  Security has no value.

(h)  Loan participation agreement.

(i)  The issuer is in default of certain debt covenants. Income is not being accrued. At May 31, 2010, the value of this security amounted to $938,300 which represents less than 0.1% of net assets.

(j)  All or a portion of this security was on loan at May 31, 2010. The total market value of securities on loan at May 31, 2010 was $12,273,643.

(k)  Zero coupon bond.

(l)  Non-income producing security.

(m)  Investment made with cash collateral received from securities lending activity.

(n)  Cost for federal income tax purposes is $2,016,406,873.

The following table summarizes the inputs used, as of May 31, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$80,575,323	$—	$80,575,323
Communications	—	183,428,933	103,250	183,532,183
Consumer Cyclical	—	111,390,684	—	111,390,684
Consumer Non-Cyclical	—	119,407,274	—	119,407,274
Diversified	—	5,247,000	—	5,247,000
Energy	—	147,744,160	—	147,744,160
Financials	—	156,383,457	—	156,383,457
Industrials	—	92,770,386	—	92,770,386
Technology	—	14,843,400	—	14,843,400
Utilities	—	43,522,296	—	43,522,296
Total Corporate Fixed-Income Bonds & Notes	—	955,312,913	103,250	955,416,163
Government & Agency Obligations
Foreign Government Obligations	—	540,701,080	—	540,701,080
U.S. Government Agencies	—	3,774,792	—	3,774,792
U.S. Government Obligations	273,086,330	4,813,779	—	277,900,109
Total Government & Agency Obligations	273,086,330	549,289,651	—	822,375,981
Total Mortgage-Backed Securities	—	99,247,966	—	99,247,966
Total Commercial Mortgage-Backed Securities	—	44,992,195	—	44,992,195
Total Municipal Bonds	—	4,020,942	—	4,020,942
Total Asset-Backed Securities	—	2,309,584	—	2,309,584
Total Common Stock	1,244,652	—	—	1,244,652
Total Warrants	—	—	466	466
Total Preferred Stock	—	—	408	408
Total Securities Lending Collateral	12,541,041	—	—	12,541,041
Total Short-Term Obligation	—	131,006,000	—	131,006,000
Total Investments	286,872,023	1,786,179,251	104,124	2,073,155,398

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$—	$1,263,782	$—	$1,263,782
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(487,353)	—	(487,353)
Value of Credit Default Swap Contract- Depreciation	—	(108,242)	—	(108,242)
Total	$286,872,023	$1,786,847,438	$104,124	$2,073,823,585

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ending May 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of May 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2010
Corporate Fixed-Income Bonds & Notes Communications	$78,750	$—	$—	$24,500	$—	$—	$—	$—	$103,250
Utilities	335,397	—	(29,091)	32,513	—	(338,819)	—	—	—
Warrants Financials	466	—	—	—	—	—	—	—	466
Preferred Stock Communications	408	—	—	—	—	—	—	—	408
	$415,021	$—	$(29,091)	$57,013	$—	$(338,819)	$—	$—	$104,124

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at May 31, 2010 which were valued using significant unobservable inputs (Level 3) amounted to $24,500. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding on May 31, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$901,976	$900,337	06/04/10	$1,639
EUR	1,619,986	1,616,399	06/10/10	3,587
JPY	8,635,841	8,748,078	06/09/10	(112,237)
				$(107,011)

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

May 31, 2010

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$7,761,903	$8,135,531	06/04/10	$373,628
EUR	7,761,904	8,103,957	06/04/10	342,053
EUR	1,619,986	1,675,641	06/10/10	55,655
EUR	6,983,202	7,160,546	06/11/10	177,344
EUR	9,566,619	9,814,840	06/11/10	248,221
JPY	8,635,841	8,447,309	06/09/10	(188,532)
JPY	10,122,229	9,935,645	06/17/10	(186,584)
JPY	6,987,182	7,019,522	06/23/10	32,340
JPY	6,987,182	7,016,497	06/23/10	29,315
				$883,440

At May 31, 2010, the Fund has entered into the following credit default swap contract:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	Federative Republic of Brazil 12.250% 03/06/30	Buy	1.470%	09/20/14	$10,000,000	$—	$(108,242)

At May 31, 2010, cash of $330,000 was pledged as collateral for the open credit default swap contract.

At May 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	47.4
Government & Agency Obligations	40.8
Mortgage-Backed Securities	4.9
Commercial Mortgage-Backed Securities	2.2
Municipal Bonds	0.2
Asset-Backed Securities	0.1
Common Stock	0.1
Warrants	0.0	*
Preferred Stock	0.0	*
	95.7
Securities Lending Collateral	0.6
Short-Term Obligation	6.5
Obligation to Return Collateral for Securities Loaned	(0.6)
Other Assets & Liabilities, Net	(2.2)
	100.0

*  Rounds to less than 0.1%.

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

P.O.	Principal Only

SEK	Swedish Krona

STRIPS	Separate Trading of Registered Interest and Principal of Securities

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Strategic Income Fund
May 31, 2010

		($)
Assets	Investments, at cost	2,001,640,151
	Investments at value (including securities on loan of $12,273,643)	2,073,155,398
	Cash collateral for open credit default swap contract	330,000
	Unrealized appreciation on forward foreign currency exchange contracts	1,263,782
	Receivable for:
	Investments sold	25,289,971
	Fund shares sold	2,039,139
	Interest	33,539,389
	Securities lending	2,266
	Foreign tax reclaims	6,227
	Trustees' deferred compensation plan	133,773
	Prepaid expenses	57,469
	Total Assets	2,135,817,414
Liabilities	Collateral on securities loaned	12,541,041
	Payable to custodian bank	1,209
	Foreign currency overdraft, at value (cost of $1,340,442)	1,329,183
	Unrealized depreciation on forward foreign currency exchange contracts	487,353
	Open credit default swap contract	108,242
	Payable for:
	Investments purchased	99,346,522
	Fund shares repurchased	3,380,851
	Investment advisory fee	937,344
	Pricing and bookkeeping fees	20,446
	Transfer agent fee	456,667
	Trustees' fees	36,354
	Custody fee	40,446
	Distribution and service fees	438,196
	Chief compliance officer expenses	653
	Trustees' deferred compensation plan	133,773
	Other liabilities	156,709
	Total Liabilities	119,414,989
	Net Assets	2,016,402,425
Net Assets Consist of	Paid-in capital	2,063,326,329
	Undistributed net investment income	11,466,073
	Accumulated net realized loss	(130,116,116)
	Net unrealized appreciation (depreciation) on:
	Investments	71,515,247
	Foreign currency translations and forward foreign currency exchange contracts	319,134
	Credit default swap contracts	(108,242)
	Net Assets	2,016,402,425

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Strategic Income Fund
May 31, 2010 (continued)

Class A	Net assets	$1,013,941,300
	Shares outstanding	173,611,140
	Net asset value per share	$5.84	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($5.84/0.9525)	$6.13	(b)
Class B	Net assets	$91,784,039
	Shares outstanding	15,726,330
	Net asset value and offering price per share	$5.84	(a)
Class C	Net assets	$196,319,428
	Shares outstanding	33,603,669
	Net asset value and offering price per share	$5.84	(a)
Class Z	Net assets	$714,357,658
	Shares outstanding	123,682,559
	Net asset value, offering and redemption price per share	$5.78

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Strategic Income Fund
For the Year Ended May 31, 2010

		($) (a)
Investment Income	Interest	125,695,232
	Securities lending	271,732
	Total Investment Income	125,966,964
Expenses	Investment advisory fee	11,174,533
	Distribution fee:
	Class B	834,688
	Class C	1,447,007
	Class J	28,560
	Printing fee—Class J	12,824
	Legal fee—Class J	4,424
	Service fee:
	Class A	2,517,697
	Class B	275,223
	Class C	478,263
	Class J	20,076
	Transfer agent fee	2,863,736
	Pricing and bookkeeping fees	193,287
	Trustees' fees	123,813
	Custody fee	241,280
	Chief compliance officer expenses	1,721
	Other expenses	715,828
	Total Expenses	20,932,960
	Fees waived by distributor—Class C	(287,333)
	Expense reductions	(292)
	Net Expenses	20,645,335
	Net Investment Income	105,321,629
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Credit Default Swap Contracts
	Net realized gain (loss) on:
	Investments	38,769,567
	Foreign currency transactions and forward foreign currency exchange contracts	(866,881)
	Credit default swap contracts	(98,000)
	Net realized gain	37,804,686
	Net change in unrealized appreciation (depreciation) on:
	Investments	103,461,795
	Foreign currency translations and forward foreign currency exchange contracts	5,810,975
	Credit default swap contracts	(108,242)
	Net change in unrealized appreciation (depreciation)	109,164,528
	Net Gain	146,969,214
	Net Increase Resulting from Operations	252,290,843

(a)  Class J shares liquidated as of the close of business on July 27, 2009.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Strategic Income Fund

		Year Ended May 31,
Increase (Decrease) in Net Assets		2010 ($)(a)	2009 ($)
Operations	Net investment income	105,321,629	99,118,483
	Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and credit default swap contracts	37,804,686	(66,140,387)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and credit default swap contracts	109,164,528	(70,620,046)
	Net increase (decrease) resulting from operations	252,290,843	(37,641,950)
Distributions to Shareholders	From net investment income:
	Class A	(45,728,859)	(57,060,432)
	Class B	(4,162,812)	(8,611,936)
	Class C	(7,513,696)	(7,993,115)
	Class J	(401,498)	(5,287,255)
	Class Z	(35,781,204)	(49,353,292)
	From return of capital:
	Class A	—	(702,945)
	Class B	—	(119,557)
	Class C	—	(108,706)
	Class J	—	(69,207)
	Class Z	—	(579,621)
	Total distributions to shareholders	(93,588,069)	(129,886,066)
	Net Capital Stock Transactions	(108,698,488)	141,335,342
	Total increase (decrease) in net assets	50,004,286	(26,192,674)
Net Assets	Beginning of period	1,966,398,139	1,992,590,813
	End of period	2,016,402,425	1,966,398,139
	Undistributed (overdistributed) net investment income at end of period	11,466,073	(36,718,149)

(a)  Class J shares liquidated as of the close of business on July 27, 2009.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Strategic Income Fund

	Capital Stock Activity
	Year Ended May 31, 2010		Year Ended May 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	44,764,586	256,688,153	53,577,581	283,555,235
Distributions reinvested	6,141,676	35,355,066	8,141,052	43,338,175
Redemptions	(46,242,720)	(267,867,373)	(39,168,426)	(208,915,943)
Net increase	4,663,542	24,175,846	22,550,207	117,977,467
Class B
Subscriptions	1,173,175	6,680,312	4,621,544	24,896,368
Distributions reinvested	470,990	2,700,137	1,030,847	5,497,354
Redemptions	(8,675,260)	(50,017,718)	(11,507,422)	(61,525,583)
Net decrease	(7,031,095)	(40,637,269)	(5,855,031)	(31,131,861)
Class C
Subscriptions	11,456,717	65,253,232	13,411,529	71,085,228
Distributions reinvested	824,665	4,752,182	1,024,271	5,457,973
Redemptions	(7,807,939)	(45,308,794)	(7,365,007)	(39,434,647)
Net increase	4,473,443	24,696,620	7,070,793	37,108,554
Class J (a)
Subscriptions	—	—	38,700	204,097
Redemptions	(12,782,816)	(69,808,201)	(4,516,219)	(24,428,285)
Net decrease	(12,782,816)	(69,808,201)	(4,477,519)	(24,224,188)
Class Z
Subscriptions	33,564,084	190,800,424	41,547,367	220,065,372
Distributions reinvested	1,389,689	7,904,514	1,571,363	8,280,720
Redemptions	(42,944,059)	(245,830,422)	(35,525,281)	(186,740,722)
Net increase (decrease)	(7,990,286)	(47,125,484)	7,593,449	41,605,370

(a)  Class J shares liquidated as of the close of business on July 27, 2009.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class A Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$5.40	$5.91	$6.01	$5.88		$6.15
Income from Investment Operations:
Net investment income (a)	0.29	0.29	0.31	0.33		0.34
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.41	(0.41)	(0.05)	0.16		(0.15)
Total from investment operations	0.70	(0.12)	0.26	0.49		0.19
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.38)	(0.36)	(0.36)		(0.46)
From return of capital	—	(0.01)	—	—		—
Total distributions to shareholders	(0.26)	(0.39)	(0.36)	(0.36)		(0.46)
Net Asset Value, End of Period	$5.84	$5.40	$5.91	$6.01		$5.88
Total return (b)	13.14%	(1.79)%	4.47%	8.57	%(c)(d)	3.24	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.99%	0.98%	0.95%	0.95%		0.99%
Waiver/Reimbursement	—	—	—	0.01%		0.01%
Net investment income (e)	5.09%	5.46%	5.24%	5.49%		5.56%
Portfolio turnover rate	50%	43%	41%	49%		56%
Net assets, end of period (000s)	$1,013,941	$913,087	$865,282	$835,878		$703,746

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class B Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$5.40	$5.91	$6.00	$5.88		$6.15
Income from Investment Operations:
Net investment income (a)	0.25	0.25	0.27	0.28		0.29
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.41	(0.41)	(0.05)	0.16		(0.14)
Total from investment operations	0.66	(0.16)	0.22	0.44		0.15
Less Distributions to Shareholders:
From net investment income	(0.22)	(0.34)	(0.31)	(0.32)		(0.42)
From return of capital	—	(0.01)	—	—		—
Total distributions to shareholders	(0.22)	(0.35)	(0.31)	(0.32)		(0.42)
Net Asset Value, End of Period	$5.84	$5.40	$5.91	$6.00		$5.88
Total return (b)	12.30%	(2.52)%	3.86%	7.59	%(c)(d)	2.48	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.74%	1.73%	1.70%	1.70%		1.74%
Waiver/Reimbursement	—	—	—	0.01%		0.01%
Net investment income (e)	4.43%	4.71%	4.50%	4.75%		4.82%
Portfolio turnover rate	50%	43%	41%	49%		56%
Net assets, end of period (000s)	$91,784	$122,915	$169,001	$217,270		$295,983

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class C Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$5.41	$5.91	$6.01	$5.89		$6.15
Income from Investment Operations:
Net investment income (a)	0.26	0.26	0.28	0.29		0.30
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.40	(0.41)	(0.06)	0.15		(0.13)
Total from investment operations	0.66	(0.15)	0.22	0.44		0.17
Less Distributions to Shareholders:
From net investment income	(0.23)	(0.34)	(0.32)	(0.32)		(0.43)
From return of capital	—	(0.01)	—	—		—
Total distributions to shareholders	(0.23)	(0.35)	(0.32)	(0.32)		(0.43)
Net Asset Value, End of Period	$5.84	$5.41	$5.91	$6.01		$5.89
Total return (b)(c)	12.26%	(2.21)%	3.84%	7.74	%(d)	2.79%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.59%	1.58%	1.55%	1.55%		1.59%
Waiver/Reimbursement	0.15%	0.15%	0.15%	0.16%		0.16%
Net investment income (e)	4.47%	4.85%	4.63%	4.89%		4.95%
Portfolio turnover rate	50%	43%	41%	49%		56%
Net assets, end of period (000s)	$196,319	$157,492	$130,420	$106,401		$72,221

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class Z Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$5.35	$5.85	$5.95	$5.83		$6.10
Income from Investment Operations:
Net investment income (a)	0.31	0.30	0.32	0.34		0.34
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.39	(0.40)	(0.05)	0.15		(0.13)
Total from investment operations	0.70	(0.10)	0.27	0.49		0.21
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.39)	(0.37)	(0.37)		(0.48)
From return of capital	—	(0.01)	—	—		—
Total distributions to shareholders	(0.27)	(0.40)	(0.37)	(0.37)		(0.48)
Net Asset Value, End of Period	$5.78	$5.35	$5.85	$5.95		$5.83
Total return (b)	13.36%	(1.38)%	4.77%	8.73	%(c)(d)	3.51	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.74%	0.73%	0.70%	0.71%		0.75%
Waiver/Reimbursement	—	—	—	0.01%		0.01%
Net investment income (e)	5.35%	5.71%	5.47%	5.73%		5.76%
Portfolio turnover rate	50%	43%	41%	49%		56%
Net assets, end of period (000s)	$714,358	$704,118	$726,217	$524,975		$308,295

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Strategic Income Fund
May 31, 2010

Note 1. Organization

Columbia Strategic Income Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund's Class J shares were liquidated as of the close of business on July 27, 2009. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Columbia Strategic Income Fund, May 31, 2010

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Columbia Strategic Income Fund, May 31, 2010

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets (Principal Only Securities ("PO security")), while the other class receives most, if not all, of the interest and the remainder of the principal (Interest Only Securities ("IO security")). If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Columbia Strategic Income Fund, May 31, 2010

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, Section 988 bond bifurcation, expired capital loss carryforwards, defaulted bond sales, paydown reclasses and market discount adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$36,450,662	$101,836,403	$(138,287,065)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2010 and May 31, 2009 was as follows:

	May 31,
Distributions paid from:	2010	2009
Ordinary Income*	$93,588,069	$128,306,030
Tax Return of Capital	—	1,580,036

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Columbia Strategic Income Fund, May 31, 2010

As of May 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$27,100,883	$—	$56,748,525

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at May 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$98,489,886
Unrealized depreciation	(41,741,361)
Net unrealized appreciation	$56,748,525

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$318,608
2013	234,018
2014	8,752,148
2015	703,478
2016	3,552,128
2017	44,798,651
2018	63,620,367
Total	$121,979,398

Capital loss carryforwards of $138,626,928 expired during the year ended May 31, 2010.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2010, post-October capital losses of $7,649,372 attributed to security transactions were deferred to June 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of

Columbia Strategic Income Fund, May 31, 2010

America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the year ended May 31, 2010, the Fund's effective investment advisory fee rate was 0.54% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent.

Prior to the Closing, Columbia Management Services, Inc. (the "Former Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Former Transfer Agent was entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Former Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Former Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. The arrangement with BFDS has been continued by the New Transfer Agent.

The Former Transfer Agent retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Former Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Former Transfer Agent maintained in connection with its services to the Fund. The Former Transfer Agent also received reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum

Columbia Strategic Income Fund, May 31, 2010

account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended May 31, 2010, no minimum account balance fees were charged.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). Prior to the Closing, Columbia Management Distributors, Inc. (the "Former Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

For the year ended May 31, 2010, the New Distributor and Former Distributor retained net underwriting discounts of $166,580 on sales of the Fund's Class A shares and received net CDSC fees of $45,525, $112,534 and $55,451 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the New Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares of the Fund issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, and Class C shares issued thereafter. This arrangement results in an annual rate of service fee for shares that is a blend between the 0.15% and 0.25% rates. Prior to July 27, 2009, the service fee was equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares of the Fund issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class J shares issued thereafter. For the year ended May 31, 2010, the Fund's effective service fee rate was 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the New Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares. Prior to July 27, 2009, the Plans also required the payment of a monthly distribution fee equal to 0.35% annually of the average daily net assets attributable to Class J shares. The Former Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the combined distribution and service fees did not exceed 0.85% annually of Class C shares average daily net assets. This arrangement has been continued by the New Distributor and may be modified or terminated by the New Distributor at any time.

Fee Waivers and Expense Reimbursements

In connection with the Closing, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. The New Advisor, in its discretion, may revise or discontinue this arrangement any time. Prior to the Closing, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

As of May 1, 2010, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Columbia Strategic Income Fund, May 31, 2010

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended May 31, 2010, these custody credits reduced total expenses by $292 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including credit default swaps and forward foreign currency contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counter party to a derivative contract to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended May 31, 2010, the Fund entered into 222 forward foreign currency exchange contracts.

Credit Default Swaps—The Fund entered into credit default swap transactions as a protection buyer to reduce credit exposure to a given issuer or issuers.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the

Columbia Strategic Income Fund, May 31, 2010

Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended May 31, 2010, the Fund purchased credit default swaps with a notional amount of $10,000,000.

The following table is a summary of the value of the Fund's derivative instruments as of May 31, 2010.

Fair Value of Derivative Instruments Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$1,263,782	Unrealized depreciation on forward foreign currency exchange contracts	$(487,353)
Open credit default swaps	—	Open credit default swaps	(108,242)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2010:

Appreciation or (Depreciation) on Derivatives Recognized in Income	Amount of Realized Gain or (Loss) and Change in Unrealized
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$(948,971)	$6,733,935
Credit Default Swap Contracts	Credit Risk	(98,000)	(108,242)

Note 7. Portfolio Information

For the year ended May 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $979,449,669 and $998,094,514, respectively, of which $18,450,746 and $94,565,283, respectively, were U.S. Government securities.

Columbia Strategic Income Fund, May 31, 2010

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended May 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shareholder Concentration

As of May 31, 2010, one shareholder account owned 26.4% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District

Columbia Strategic Income Fund, May 31, 2010

Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund")(a series of Columbia Funds Series Trust I) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 22, 2010

Fund Governance – Columbia Strategic Income Fund

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993—2008 Consultant on econometric and statistical matters. Oversees 64; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 64; None

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 65; Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Advisor or any sub-advisor to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management&President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—AssetManagement and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Board Consideration and Approval of Advisory Agreements

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in

connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,379,907,093	27,443,061	31,889,579	491,610,351

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,313,863,303	91,021,715	34,354,710	491,610,357

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

This page intentionally left blank.

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Strategic Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Strategic Income Fund

One Financial Center
Boston, MA 02111-2621

www.columbiafunds.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1036 A (7/10)

Columbia Strategic Income Fund

One Financial Center
Boston, MA 02111-2621

www.columbiafunds.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1036 A (7/10)

Columbia Strategic Income Fund

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1036 A (7/10)

Columbia High Yield Opportunity Fund

Annual Report for the Period Ended May 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	21

Statement of Operations	23

Statement of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	40

Fund Governance	41

Board Consideration and Approval of Advisory Agreements	46

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	50

Shareholder Meeting Results	52

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management Group, LLC from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as one of the largest managers of long-term mutual fund assets in the United States. This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management.1 Colin Moore continues to serve as chief investment officer.1 I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial, but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Associate joined Columbia Management Investment Advisers, LLC as part of its 2010 acquisition of the long-term asset management business of Columbia Management Group, LLC from Bank of America.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia High Yield Opportunity Fund

Summary

■  For the 12-month period that ended May 31, 2010, the fund's Class A shares returned 24.50% without sales charge.

■  The fund underperformed the average return of the funds in its peer group, the Lipper High Current Yield Funds Classification1, and its benchmarks, the JP Morgan Global High Yield Index and Credit Suisse High Yield Index.2

■  The fund lagged its benchmarks, and to a lesser extent its peer group, because it had an underweight in the lowest quality (CCC-rated3) bonds in the sector, which by far were the year's best performers.

Portfolio Management

Brian Lavin, CFA has co-managed the fund since May 2010 and has been associated with the advisor or its predecessors since 1994.

Jennifer Ponce de Leon has co-managed the fund since May 2010 and has been associated with the advisor or its predecessors since 1997.

Effective May 26, 2010, Brian Lavin, CFA and Jennifer Ponce de Leon became the co-managers of the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. The JP Morgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commisisions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Ratings shown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 05/31/2010

+24.50%

Class A shares (without sales charge)

+31.38%

JP Morgan Global High Yield Index

+29.96%

Credit Suisse High Yield Index

1

Economic Update – Columbia High Yield Opportunity Fund

Summary

For the 12-month period that ended May 31, 2010

■   Solid economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the Credit Suisse High Yield Index.

Barclays Aggregate Index	Credit Suisse Index

■   The U.S. stock market delivered solid returns, despite a correction in the final weeks of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index, outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

Although it has been nearly a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Consumer spending on items such as cars, clothing and other goods, for example, was solid throughout most of the year. However in May 2010, spending fell 1.2%. By contrast, consumer confidence gained ground near the end of the period as consumers surveyed indicated they were increasingly optimistic about business conditions and job prospects.

The housing market showed some signs of stabilizing. However, a full recovery remained out of reach. Home sales moved generally higher, as mortgage rates remained low and new homebuyers took advantage of a federal tax credit, which was extended through June of 2010—the second such extension in the past six months. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. Yet, housing prices were higher at the end of May 2010 than they were one year ago.

News on the job front was mostly positive. Approximately 290,000 new jobs were added to the economy in April 2010—the second consecutive month of significant job gains in 2010. Yet, a good portion of those jobs are government sponsored and temporary.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—rose for nine consecutive months before a slight downtick in May 2010 and industrial production moved higher. Perhaps the best news was about corporate profits. Of the S&P 500 companies announcing first-quarter results, 77% exceeded Wall Street earnings forecasts.

Bond returns ranged from solid to strong

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 8.42%. Municipal bonds gained slightly more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 8.52%. The high-yield bond market outpaced stocks during the period. For the 12 months covered by this report, the Credit Suisse High Yield Index3 returned 29.96%.

Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell from 3.5% to 3.3% during the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board kept a key short-term interest rate—the federal funds rate—close to zero.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

3The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

2

Economic Update (continued) – Columbia High Yield Opportunity Fund

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued into April 2010, when a debt crisis brewing in Europe spilled over and undermined investor confidence in the United States. The S&P 500 Index lost on the order of 10% in the final six weeks of the period. Yet, the U.S. stock market returned 20.99% for the 12-month period, as measured by the S&P 500 Index.4

Outside the United States, stock market returns were also strong. The MSCI EAFE Index,5 a broad gauge of stock market performance in foreign developed markets, returned 6.38% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index6 returned 22.39% (net of dividends, in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

6The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia High Yield Opportunity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.10
Class B	1.85
Class C	1.85
Class Z	0.85

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Performance of a $10,000 investment 06/01/00 – 05/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 06/01/00 – 05/31/10 ($)

Sales charge	without	with
Class A	14,882	14,175
Class B	13,819	13,819
Class C	14,026	14,026
Class Z	15,255	n/a

Average annual total return as of 05/31/10 (%)

Share class	A		B		C		Z
Inception	10/21/71		06/08/92		01/15/96		01/08/99
Sales charge	without	with	without	with	without	with	without
1-year	24.50	18.58	23.59	18.59	23.76	22.76	24.80
5-year	4.63	3.61	3.86	3.57	4.01	4.01	4.89
10-year	4.06	3.55	3.29	3.29	3.44	3.44	4.31

Average annual total return as of 06/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	22.32	16.51	21.43	16.43	21.60	20.60	22.62
5-year	4.46	3.44	3.69	3.40	3.83	3.83	4.71
10-year	4.10	3.59	3.33	3.33	3.48	3.48	4.35

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia High Yield Opportunity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

12/01/09 – 05/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,057.10	1,019.70	5.39	5.29	1.05
Class B	1,000.00	1,000.00	1,053.20	1,015.96	9.21	9.05	1.80
Class C	1,000.00	1,000.00	1,053.90	1,016.70	8.45	8.30	1.65
Class Z	1,000.00	1,000.00	1,058.40	1,020.94	4.11	4.03	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia High Yield Opportunity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 05/31/10 ($)

Class A	3.79
Class B	3.79
Class C	3.79
Class Z	3.79

Distributions declared per share

06/01/09 – 05/31/10 ($)

Class A	0.34
Class B	0.31
Class C	0.31
Class Z	0.35

Top 10 issuers

as of 05/31/10 (%)

HCA, Inc.	2.3
CIT Group, Inc.	1.8
Intelsat Luxembourg SA	1.7
Ally Financial, Inc.	1.6
NRG Energy, Inc.	1.6
Qwest Communications International, Inc.	1.6
Ford Motor Credit Co., LLC	1.3
Chesapeake Energy Corp.	1.0
Biomet, Inc.	1.0
Digicel Group Ltd.	1.0

Top 10 issuers is calculated as a percentage of net assets.

Maturity breakdown

as of 05/31/10 (%)

0–1 year	0.5
1–3 years	4.1
3–5 years	24.1
5–7 years	39.1
7–10 years	23.5
10–15 years	4.2
15–20 years	2.7
20–30 years	1.8

Maturity breakdown is based on weighted average life and calculated as a percentage of total investments.

For the 12-month period that ended May 31, 2010, the fund's Class A shares returned 24.50% without sales charge. The fund's benchmarks, the Credit Suisse High Yield Index and the JP Morgan Global High Yield Index, returned 29.96% and 31.38%, respectively. The average return of the fund's peer group, the Lipper High Current Yield Funds Classification, was 26.17%. The fund came out behind its benchmarks, and to a lesser extent its peer group, because it had an underweight in the lowest-quality segment of the high-yield bond market, which outperformed higher-quality issues.

Strong performance from high-yield sector

High-yield bonds posted outsized gains during the past 12 months, after bottoming in December 2008. Investors, reaching for yield, poured money into high-yield bonds as government stimulus measures helped stabilize the economy and interest rates hovered at historical lows. Prices on high-yield bonds began to rise in 2009 despite weak corporate earnings, rising default rates and a volatile equity market. As the economy steadied, many companies were able to issue new debt to refinance near-term maturities and boost liquidity, reducing future default risk. As a result, 12-month trailing default rates dropped from a peak of 13.5% in November 2009 to below 9% in May 2010.

Biggest gains from lowest-quality issues

During the period, CCC-rated high yield bonds were the best performers, returning approximately 60%. The fund had less exposure than the index to CCC-rated bonds, including highly leveraged leveraged buyout (LBO) issues, which hampered performance. This underweight was most pronounced early in the period, when we were concerned about continued economic weakness. Underweights in more economically sensitive industries, such as housing and services, combined with overweights in more defensive industries, including cable and wireline telecommunications, also undermined relative results.

Shift toward more aggressive positioning

An underweight in higher-quality BB-rated bonds aided results, as did our decision to further reduce the fund's stake in this segment as the economic outlook improved. The fund further benefited as we added to lower-quality issues, reducing an underweight in CCC bonds and increasing an overweight in B-rated issues. An overweight in transportation and chemicals, industries that are highly sensitive to the economy's moves, and an underweight in the more defensive food and drug industry were also helpful. The fund picked up ground relative to the index as we shed exposure to the more defensive utilities, cable, health care, food and tobacco industries, and added to more economically-sensitive and higher-yielding areas, such as airlines, financials, broadcasting, housing and wireless telecommunications.

Rationale for cautious optimism

Our outlook for high-yield bonds is positive. Despite a sea of challenges — including the European debt crisis, the potential for moderating economic growth in China and continued high unemployment in the United States, we believe the domestic economy is

6

Portfolio Managers' Report (continued) – Columbia High Yield Opportunity Fund on the mend. We also believe an improving economy should increase consumer demand, driving improved revenue growth for many high-yield issuers. Valuations in the sector are attractive, following the late-period shift toward higher-quality assets. In addition, yields on high-yield debt look very attractive relative to Treasuries. Many issuers are also better positioned because they refinanced over the past year, which should help lower default rates going forward. We remain excited about opportunities in the sector, and plan to apply our disciplined approach to credit selection to help us take advantage of future market pullbacks.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds. International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Portfolio structure

as of 05/31/10 (%)

Corporate Fixed-Income Bonds & Notes	90.7
Municipal Bond	0.6
Common Stocks	0.2
Warrants	0.0	*
Preferred Stocks	0.0	*
Short-Term Obligation	8.5

*Rounds to less than 0.1%

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of total investments.

Quality breakdown

as of 05/31/10 (%)

*AAA	1.9
BBB	3.9
BB	28.6
B	48.9
CCC	15.8
Other	0.9

*Repurchase agreement included.

Quality breakdown is calculated as a percentage of total net assets. Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

30-day SEC yields

as of 05/31/10 (%)

Class A	7.06
Class B	6.67
Class C	6.80
Class Z	7.67

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been reduced.

7

Investment Portfolio – Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes – 95.7%
	Par ($)	Value ($)
Basic Materials – 8.2%
Chemicals – 2.7%
Chemical-Plastics – 0.7%
Hexion Finance Escrow LLC/Hexion Escrow Corp.
8.875% 02/01/18 (a)	2,610,000	2,414,250
		2,414,250
Chemicals-Diversified – 2.0%
INEOS Finance PLC
9.000% 05/15/15 (a)	530,000	527,350
INEOS Group Holdings PLC
8.500% 02/15/16 (a)	1,835,000	1,390,012
INVISTA
9.250% 05/01/12 (a)	2,055,000	2,088,743
Nova Chemicals Corp.
8.375% 11/01/16	500,000	502,500
8.625% 11/01/19	805,000	809,025
Solutia, Inc.
8.750% 11/01/17	1,000,000	1,025,000
		6,342,630
Chemicals Total		8,756,880
Forest Products & Paper – 2.8%
Paper & Related Products – 2.8%
Cascades, Inc.
7.750% 12/15/17 (a)	1,195,000	1,153,175
Clearwater Paper Corp.
10.625% 06/15/16 (a)	510,000	559,725
Domtar Corp.
10.750% 06/01/17	885,000	1,035,450
Georgia-Pacific Corp.
8.000% 01/15/24	2,585,000	2,694,862
NewPage Corp.
10.000% 05/01/12	1,290,000	749,813
11.375% 12/31/14	1,195,000	1,117,325
PE Paper Escrow GmbH
12.000% 08/01/14 (a)	1,495,000	1,637,025
		8,947,375
Forest Products & Paper Total		8,947,375
Iron/Steel – 1.1%
Steel-Producers – 1.1%
Russel Metals, Inc.
6.375% 03/01/14	1,045,000	1,000,587
Steel Dynamics, Inc.
7.750% 04/15/16	1,680,000	1,671,600

	Par (a)	Value ($)
United States Steel Corp.
7.000% 02/01/18	845,000	834,438
		3,506,625
Iron/Steel Total		3,506,625
Metals & Mining – 1.6%
Diversified Minerals – 0.4%
Teck Resources Ltd.
10.750% 05/15/19	1,240,000	1,494,200
		1,494,200
Metal-Diversified – 0.7%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	130,000	141,375
Vedanta Resources PLC
9.500% 07/18/18 (a)	1,970,000	2,009,400
		2,150,775
Mining Services – 0.5%
Noranda Aluminium Holding Corp.
PIK, 7.123% 11/15/14 (11/15/10) (b)(c)	1,597,510	1,594,450
		1,594,450
Metals & Mining Total		5,239,425
Basic Materials Total		26,450,305
Communications – 22.3%
Advertising – 0.7%
Advertising Agencies – 0.7%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	385,000	381,150
10.000% 07/15/17	1,700,000	1,863,625
		2,244,775
Advertising Total		2,244,775
Media – 5.7%
Broadcast Services/Programs – 1.1%
Clear Channel Worldwide Holdings, Inc.
9.250% 12/15/17 (a)	2,075,000	2,111,312
Liberty Media LLC
8.250% 02/01/30	1,385,000	1,281,125
		3,392,437
Cable TV – 2.5%
Cequel Communications Holdings I LLC & Cequel Capital Corp.
8.625% 11/15/17 (a)	1,005,000	969,825

See Accompanying Notes to Financial Statements.

8

Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.
13.500% 11/30/16	1,408,095	1,614,029
CSC Holdings, Inc.
8.500% 04/15/14 (a)	1,280,000	1,331,200
8.500% 06/15/15 (a)	1,000,000	1,035,000
DISH DBS Corp.
6.625% 10/01/14	1,560,000	1,536,600
7.875% 09/01/19	835,000	843,350
Mediacom LLC/Mediacom Capital Corp.
9.125% 08/15/19 (a)	685,000	678,150
		8,008,154
Publishing-Books – 0.8%
TL Acquisitions, Inc.
10.500% 01/15/15 (a)	2,765,000	2,509,238
		2,509,238
Radio – 0.9%
CMP Susquehanna Corp.
3.430% 05/15/14 (08/12/10) (b)(c)(d)	112,000	66,080
Salem Communications Corp.
9.625% 12/15/16	1,150,000	1,164,375
Sirius XM Radio, Inc.
9.750% 09/01/15 (a)	1,640,000	1,738,400
		2,968,855
Television – 0.4%
Sinclair Television Group, Inc.
9.250% 11/01/17 (a)	1,345,000	1,331,550
		1,331,550
Media Total		18,210,234
Telecommunication Services – 15.9%
Cellular Telecommunications – 4.2%
Cricket Communications, Inc.
9.375% 11/01/14	1,990,000	2,004,925
Digicel Group Ltd.
8.875% 01/15/15 (a)	3,190,000	3,086,325
MetroPCS Wireless, Inc.
9.250% 11/01/14	2,450,000	2,523,500
Nextel Communications, Inc.
7.375% 08/01/15	2,585,000	2,436,362
NII Capital Corp.
10.000% 08/15/16	600,000	642,000
Wind Acquisition Finance SA
11.750% 07/15/17 (a)	2,816,000	2,872,320
		13,565,432

	Par (a)	Value ($)
Media – 1.3%
Nielsen Finance LLC/Nielsen Finance Co.
11.500% 05/01/16	1,925,000	2,040,500
Quebecor Media, Inc.
7.750% 03/15/16	2,365,000	2,276,312
		4,316,812
Satellite Telecommunications – 1.7%
Intelsat Bermuda SA
11.250% 02/04/17	2,605,000	2,565,925
Intelsat Jackson Holdings Ltd.
11.250% 06/15/16	2,620,000	2,764,100
		5,330,025
Telecommunication Equipment – 0.9%
Lucent Technologies, Inc.
6.450% 03/15/29	3,315,000	2,254,200
WireCo WorldGroup
9.500% 05/15/17 (a)	660,000	644,325
		2,898,525
Telecommunication Services – 2.6%
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (a)	1,440,000	1,399,200
Global Crossing Ltd.
12.000% 09/15/15 (a)	1,640,000	1,787,600
ITC Deltacom, Inc.
10.500% 04/01/16 (a)	1,125,000	1,080,000
PAETEC Holding Corp.
8.875% 06/30/17 (a)	570,000	562,875
SBA Telecommunications, Inc.
8.250% 08/15/19 (a)	540,000	562,950
Syniverse Technologies, Inc.
7.750% 08/15/13	1,095,000	1,073,100
West Corp.
11.000% 10/15/16	1,995,000	2,014,950
		8,480,675
Telephone-Integrated – 4.9%
Cincinnati Bell, Inc.
8.250% 10/15/17	1,690,000	1,592,825
Frontier Communications Corp.
7.875% 01/15/27	2,670,000	2,443,050
Level 3 Financing, Inc.
8.750% 02/15/17	805,000	684,250
9.250% 11/01/14	510,000	464,100
Qwest Communications International, Inc.
7.500% 02/15/14	1,895,000	1,866,575
Qwest Corp.
7.500% 10/01/14	935,000	984,088
7.500% 06/15/23	2,260,000	2,192,200

See Accompanying Notes to Financial Statements.

9

Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Sprint Capital Corp.
6.875% 11/15/28	645,000	536,156
Virgin Media Finance PLC
9.500% 08/15/16	2,230,000	2,285,750
Windstream Corp.
8.625% 08/01/16	2,680,000	2,653,200
		15,702,194
Wireless Equipment – 0.3%
Crown Castle International Corp.
9.000% 01/15/15	870,000	914,588
		914,588
Telecommunication Services Total		51,208,251
Communications Total		71,663,260
Consumer Cyclical – 13.6%
Auto Manufacturers – 0.3%
Auto-Cars/Light Trucks – 0.3%
General Motors Corp.
7.200% 01/15/11 (e)	1,330,000	412,300
8.375% 07/15/33 (e)	1,150,000	373,750
		786,050
Auto Manufacturers Total		786,050
Auto Parts & Equipment – 1.4%
Auto/Truck Parts & Equipment-Original – 0.8%
American Axle & Manufacturing Holdings, Inc.
9.250% 01/15/17 (a)	535,000	561,750
Lear Corp.
7.875% 03/15/18	410,000	399,750
8.125% 03/15/20	140,000	136,850
TRW Automotive, Inc.
7.000% 03/15/14 (a)	1,475,000	1,449,188
		2,547,538
Rubber-Tires – 0.6%
Goodyear Tire & Rubber Co.
10.500% 05/15/16	1,750,000	1,855,000
		1,855,000
Auto Parts & Equipment Total		4,402,538
Distribution/Wholesale – 0.3%
Distribution/Wholesale – 0.3%
McJunkin Red Man Corp.
9.500% 12/15/16 (a)	1,045,000	1,013,650
		1,013,650
Distribution/Wholesale Total		1,013,650

	Par (a)	Value ($)
Entertainment – 2.1%
Casino Services – 0.2%
Tunica-Biloxi Gaming Authority
9.000% 11/15/15 (a)	625,000	562,500
		562,500
Gambling (Non-Hotel) – 1.3%
Boyd Gaming Corp.
6.750% 04/15/14	250,000	225,000
7.125% 02/01/16	690,000	589,950
Jacobs Entertainment, Inc.
9.750% 06/15/14	1,225,000	1,145,375
Pinnacle Entertainment, Inc.
8.625% 08/01/17 (a)	990,000	999,900
Shingle Springs Tribal Gaming Authority
9.375% 06/15/15 (a)	1,435,000	1,119,300
		4,079,525
Music – 0.3%
WMG Acquisition Corp.
7.375% 04/15/14	550,000	517,688
WMG Holdings Corp.
9.500% 12/15/14	610,000	597,800
		1,115,488
Racetracks – 0.3%
Speedway Motorsports, Inc.
8.750% 06/01/16	850,000	888,250
		888,250
Resorts/Theme Parks – 0.0%
Six Flags, Inc.
9.625% 06/01/14 (d)(i)	950,000	—
		—
Entertainment Total		6,645,763
Home Builders – 2.2%
Building-Residential/Commercial – 2.2%
Beazer Homes USA, Inc.
9.125% 06/15/18	1,366,000	1,284,040
D.R. Horton, Inc.
5.625% 09/15/14	1,150,000	1,138,500
5.625% 01/15/16	720,000	684,000
KB Home
5.875% 01/15/15	2,305,000	2,111,956
Ryland Group, Inc.
8.400% 05/15/17	680,000	714,000
Standard Pacific Corp.
7.000% 08/15/15	1,200,000	1,104,000
		7,036,496
Home Builders Total		7,036,496

See Accompanying Notes to Financial Statements.

10

Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Home Furnishings – 0.2%
Home Furnishings – 0.2%
Norcraft Companies LP/Norcraft Finance Corp.
10.500% 12/15/15 (a)	650,000	682,500
Simmons Co.
PIK, 7.351% 02/15/12 (08/16/10) (b)(c)(e)(f)	1,922,817	4,807
		687,307
Home Furnishings Total		687,307
Leisure Time – 0.5%
Cruise Lines – 0.5%
Royal Caribbean Cruises Ltd.
7.500% 10/15/27	1,855,000	1,669,500
		1,669,500
Leisure Time Total		1,669,500
Lodging – 3.4%
Casino Hotels – 1.8%
Harrah's Operating Co., Inc.
11.250% 06/01/17	1,560,000	1,634,100
MGM Mirage
6.750% 09/01/12	2,345,000	2,163,262
Pokagon Gaming Authority
10.375% 06/15/14 (a)	1,070,000	1,107,450
Snoqualmie Entertainment Authority
9.125% 02/01/15 (a)	1,115,000	936,600
		5,841,412
Gambling (Non-Hotel) – 0.8%
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (a)(g)	2,420,000	532,400
Seminole Indian Tribe of Florida
6.535% 10/01/20 (a)	310,000	276,598
7.804% 10/01/20 (a)	1,900,000	1,727,309
		2,536,307
Hotels & Motels – 0.8%
Host Hotels & Resorts LP
6.750% 06/01/16	1,325,000	1,298,500
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	1,395,000	1,377,562
		2,676,062
Lodging Total		11,053,781
Retail – 3.0%
Retail-Apparel/Shoe – 0.4%
Limited Brands, Inc.
8.500% 06/15/19	1,290,000	1,373,850
		1,373,850

	Par (a)	Value ($)
Retail-Drug Stores – 0.5%
Rite Aid Corp.
9.500% 06/15/17	1,990,000	1,596,975
		1,596,975
Retail-Mail Order – 0.2%
QVC, Inc.
7.500% 10/01/19 (a)	685,000	667,875
		667,875
Retail-Propane Distributors – 1.1%
AmeriGas Partners LP
7.125% 05/20/16	1,285,000	1,278,575
7.250% 05/20/15	405,000	405,000
Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	555,000	560,550
8.750% 03/01/15	1,220,000	1,244,400
		3,488,525
Retail-Toy Store – 0.7%
Toys R US, Inc.
7.375% 10/15/18	2,265,000	2,146,087
		2,146,087
Retail-Vitamins/Nutritional Supplements – 0.1%
General Nutrition Centers, Inc.
PIK, 5.750% 03/15/14 (09/15/10) (b)(c)	440,000	403,700
		403,700
Retail Total		9,677,012
Storage/Warehousing – 0.2%
Storage/Warehousing – 0.2%
Niska Gas Storage U.S. LLC/Niska Gas Storage Canada ULC
8.875% 03/15/18 (a)	690,000	693,450
		693,450
Storage/Warehousing Total		693,450
Consumer Cyclical Total		43,665,547
Consumer Non-Cyclical – 14.0%
Commercial Services – 3.8%
Commercial Services – 1.2%
ARAMARK Corp.
8.500% 02/01/15	2,020,000	2,014,950
Iron Mountain, Inc.
8.000% 06/15/20	1,690,000	1,677,325
		3,692,275

See Accompanying Notes to Financial Statements.

11

Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Commercial Services-Finance – 0.3%
Cardtronics, Inc.
9.250% 08/15/13	940,000	940,000
		940,000
Funeral Services & Related Items – 0.4%
Service Corp. International
6.750% 04/01/16	595,000	587,562
7.000% 06/15/17	800,000	776,000
		1,363,562
Private Corrections – 0.3%
Corrections Corp. of America
6.250% 03/15/13	1,030,000	1,031,288
		1,031,288
Rental Auto/Equipment – 1.5%
Ashtead Holdings PLC
8.625% 08/01/15 (a)	1,450,000	1,435,500
Hertz Corp.
8.875% 01/01/14	1,000,000	1,005,000
Rental Service Corp.
9.500% 12/01/14	1,440,000	1,368,000
United Rentals North America, Inc.
10.875% 06/15/16	925,000	985,125
		4,793,625
Security Services – 0.1%
Garda World Security Corp.
9.750% 03/15/17 (a)	370,000	380,175
		380,175
Commercial Services Total		12,200,925
Cosmetics/Personal Care – 0.3%
Cosmetics & Toiletries – 0.3%
Revlon Consumer Products Corp.
9.750% 11/15/15 (a)	990,000	1,007,325
		1,007,325
Cosmetics/Personal Care Total		1,007,325
Food – 1.5%
Food-Meat Products – 0.6%
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14	695,000	763,180
Smithfield Foods, Inc.
10.000% 07/15/14 (a)	1,170,000	1,252,631
		2,015,811

	Par (a)	Value ($)
Food-Miscellaneous/Diversified – 0.6%
Pinnacle Foods Finance LLC
9.250% 04/01/15 (a)	450,000	448,875
9.250% 04/01/15	1,460,000	1,456,350
		1,905,225
Retail-Hypermarkets – 0.3%
New Albertsons, Inc.
8.000% 05/01/31	1,130,000	983,100
		983,100
Food Total		4,904,136
Healthcare Products – 1.3%
Medical Products – 1.3%
Biomet, Inc.
PIK, 10.375% 10/15/17	2,910,000	3,095,512
DJO Finance LLC/DJO Finance Corp.
10.875% 11/15/14	320,000	332,800
10.875% 11/15/14 (a)	590,000	613,600
		4,041,912
Healthcare Products Total		4,041,912
Healthcare Services – 5.0%
Dialysis Centers – 0.3%
DaVita, Inc.
7.250% 03/15/15	1,075,000	1,069,625
		1,069,625
Medical-HMO – 0.4%
Health Net, Inc.
6.375% 06/01/17	1,490,000	1,363,350
		1,363,350
Medical-Hospitals – 3.1%
Community Health Systems, Inc.
8.875% 07/15/15	2,590,000	2,651,512
HCA, Inc.
9.250% 11/15/16	905,000	947,988
PIK, 9.625% 11/15/16	5,981,000	6,295,002
		9,894,502
Physical Therapy/Rehab Centers – 0.6%
Healthsouth Corp.
8.125% 02/15/20	660,000	640,200
10.750% 06/15/16	1,030,000	1,112,400
		1,752,600

See Accompanying Notes to Financial Statements.

12

Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Physician Practice Management – 0.6%
U.S. Oncology Holdings, Inc.
PIK, 6.643% 03/15/12 (09/15/10) (b)(c)	1,220,000	1,102,171
U.S. Oncology, Inc.
9.125% 08/15/17	985,000	993,619
		2,095,790
Healthcare Services Total		16,175,867
Household Products/Wares – 0.5%
Consumer Products-Miscellaneous – 0.5%
American Greetings Corp.
7.375% 06/01/16	920,000	929,200
Jostens IH Corp.
7.625% 10/01/12	595,000	594,926
		1,524,126
Household Products/Wares Total		1,524,126
Pharmaceuticals – 1.6%
Medical-Drugs – 1.1%
Elan Finance PLC
4.436% 11/15/11 (08/15/10) (b)(c)	455,000	443,625
8.875% 12/01/13	660,000	661,650
Patheon, Inc.
8.625% 04/15/17 (a)	825,000	825,000
Valeant Pharmaceuticals International
7.625% 03/15/20 (a)	300,000	293,250
8.375% 06/15/16	1,255,000	1,283,237
		3,506,762
Medical-Generic Drugs – 0.2%
Mylan, Inc./PA
7.875% 07/15/20 (a)	620,000	620,775
		620,775
Pharmacy Services – 0.3%
Omnicare, Inc.
6.875% 12/15/15	80,000	79,000
7.750% 06/01/20	1,035,000	1,037,588
		1,116,588
Pharmaceuticals Total		5,244,125
Consumer Non-Cyclical Total		45,098,416

	Par (a)	Value ($)
Diversified – 0.5%
Diversified Holding Companies – 0.5%
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC
7.750% 10/15/16 (a)	1,655,000	1,638,450
Diversified Holding Companies Total		1,638,450
Diversified Total		1,638,450
Energy – 10.1%
Coal – 0.4%
Coal – 0.4%
Arch Western Finance LLC
6.750% 07/01/13	1,210,000	1,194,875
Consol Energy, Inc.
8.250% 04/01/20 (a)	215,000	219,569
		1,414,444
Coal Total		1,414,444
Oil & Gas – 7.0%
Oil Companies-Exploration & Production – 6.3%
Antero Resources Finance Corp.
9.375% 12/01/17 (a)	1,290,000	1,264,200
Berry Petroleum Co.
10.250% 06/01/14	240,000	255,600
Chesapeake Energy Corp.
6.375% 06/15/15	3,315,000	3,306,712
Cimarex Energy Co.
7.125% 05/01/17	1,680,000	1,671,600
Comstock Resources, Inc.
8.375% 10/15/17	740,000	743,700
Concho Resources, Inc./Midland TX
8.625% 10/01/17	850,000	860,625
Denbury Resources, Inc.
7.500% 12/15/15	850,000	847,875
Forest Oil Corp.
8.500% 02/15/14	1,980,000	2,034,450
Hilcorp Energy I LP/Hilcorp Finance Co.
7.750% 11/01/15 (a)	1,260,000	1,228,500
Newfield Exploration Co.
6.625% 04/15/16	1,170,000	1,164,150
6.875% 02/01/20	965,000	931,225
PetroHawk Energy Corp.
7.875% 06/01/15	2,770,000	2,683,438
Pioneer Natural Resources Co.
7.500% 01/15/20	130,000	129,992
Quicksilver Resources, Inc.
7.125% 04/01/16	2,030,000	1,832,075
Range Resources Corp.
7.500% 05/15/16	640,000	641,600

See Accompanying Notes to Financial Statements.

13

Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Southwestern Energy Co.
7.500% 02/01/18	655,000	687,750
		20,283,492
Oil Refining & Marketing – 0.7%
Frontier Oil Corp.
8.500% 09/15/16	910,000	928,200
Tesoro Corp.
6.625% 11/01/15	1,415,000	1,337,175
		2,265,375
Oil & Gas Total		22,548,867
Oil & Gas Services – 0.6%
Oil-Field Services – 0.6%
American Petroleum Tankers LLC/AP Tankers Co.
10.250% 05/01/15 (a)	495,000	490,050
Expro Finance Luxembourg SCA
8.500% 12/15/16 (a)	1,385,000	1,343,450
		1,833,500
Oil & Gas Services Total		1,833,500
Pipelines – 2.1%
Pipelines – 2.1%
Atlas Pipeline Partners LP
8.125% 12/15/15	1,295,000	1,223,775
El Paso Corp.
6.875% 06/15/14	340,000	340,886
7.250% 06/01/18	625,000	612,104
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	1,115,000	1,064,825
MarkWest Energy Partners LP
6.875% 11/01/14	1,390,000	1,327,450
8.500% 07/15/16	720,000	723,600
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375% 12/15/13	165,000	169,950
9.375% 06/01/16 (a)	480,000	499,200
Southern Star Central Corp.
6.750% 03/01/16	315,000	315,000
Williams Companies, Inc.
7.875% 09/01/21	404,000	466,936
		6,743,726
Pipelines Total		6,743,726
Energy Total		32,540,537

	Par (a)	Value ($)
Financials – 9.2%
Banks – 2.6%
Commercial Banks-Western U.S. – 0.2%
Zions Bancorporation
7.750% 09/23/14	755,000	759,896
		759,896
Diversified Financial Services – 2.4%
Capital One Capital IV
6.745% 02/17/37 (02/17/32) (b)(c)	1,115,000	919,875
Capital One Capital V
10.250% 08/15/39	885,000	951,375
CIT Group, Inc.
7.000% 05/01/17	6,375,000	5,753,438
		7,624,688
Banks Total		8,384,584
Diversified Financial Services – 5.0%
Finance-Auto Loans – 2.9%
Ally Financial, Inc.
6.875% 09/15/11	2,801,000	2,801,000
8.000% 11/01/31	2,685,000	2,443,350
Ford Motor Credit Co., LLC
7.000% 04/15/15	470,000	465,191
7.800% 06/01/12	1,540,000	1,570,646
8.000% 12/15/16	2,225,000	2,229,321
		9,509,508
Finance-Consumer Loans – 0.7%
American General Finance Corp.
4.875% 07/15/12	200,000	180,000
6.900% 12/15/17	585,000	465,075
SLM Corp.
8.000% 03/25/20	1,660,000	1,476,567
		2,121,642
Finance-Investment Banker/Broker – 0.5%
Cemex Finance LLC
9.500% 12/14/16 (a)	1,650,000	1,505,625
		1,505,625
Finance-Leasing Company – 0.3%
International Lease Finance Corp.
5.625% 09/15/10	975,000	967,687
		967,687

See Accompanying Notes to Financial Statements.

14

Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Finance-Other Services – 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000% 01/15/18 (a)	2,160,000	2,030,400
		2,030,400
Diversified Financial Services Total		16,134,862
Insurance – 1.6%
Insurance Brokers – 0.2%
HUB International Holdings, Inc.
10.250% 06/15/15 (a)	600,000	549,000
		549,000
Life/Health Insurance – 0.2%
Provident Companies, Inc.
7.000% 07/15/18	465,000	486,804
		486,804
Multi-Line Insurance – 0.3%
ING Groep NV
5.775% 12/29/49 (12/08/15) (b)(c)	1,230,000	900,717
		900,717
Property/Casualty Insurance – 0.9%
Asurion Corp.
6.849% 07/02/15 (06/11/10) (b)(c)(f)	713,879	684,049
2nd lien, 6.848% 07/02/15 (06/11/10) (b)(c)(f)	976,121	954,158
Crum & Forster Holdings Corp.
7.750% 05/01/17	1,425,000	1,408,969
		3,047,176
Insurance Total		4,983,697
Financials Total		29,503,143
Industrials – 10.7%
Aerospace & Defense – 1.5%
Aerospace/Defense – 0.2%
Kratos Defense & Security Solutions, Inc.
10.000% 06/01/17 (a)	615,000	608,850
		608,850
Aerospace/Defense-Equipment – 1.0%
BE Aerospace, Inc.
8.500% 07/01/18	1,265,000	1,309,275
Sequa Corp.
11.750% 12/01/15 (a)	1,790,000	1,790,000
		3,099,275

	Par (a)	Value ($)
Electronics-Military – 0.3%
L-3 Communications Corp.
6.375% 10/15/15	1,145,000	1,145,000
		1,145,000
Aerospace & Defense Total		4,853,125
Building Materials – 0.7%
Building & Construction Products-Miscellaneous – 0.5%
Building Materials Corp. of America
7.500% 03/15/20 (a)	290,000	283,475
Nortek, Inc.
11.000% 12/01/13	662,933	689,450
Ply Gem Industries, Inc.
11.750% 06/15/13	610,000	625,250
		1,598,175
Building Products-Cement/Aggregation – 0.2%
Texas Industries, Inc.
7.250% 07/15/13	610,000	590,175
		590,175
Building Materials Total		2,188,350
Electrical Components & Equipment – 0.8%
Wire & Cable Products – 0.8%
Belden, Inc.
7.000% 03/15/17	1,695,000	1,618,725
General Cable Corp.
7.125% 04/01/17	1,045,000	1,026,713
		2,645,438
Electrical Components & Equipment Total		2,645,438
Electronics – 0.2%
Electronic Components-Miscellaneous – 0.2%
Flextronics International Ltd.
6.250% 11/15/14	626,000	619,740
		619,740
Electronics Total		619,740
Engineering & Construction – 0.3%
Building & Construction-Miscellaneous – 0.3%
Esco Corp.
8.625% 12/15/13 (a)	945,000	961,538
		961,538
Engineering & Construction Total		961,538

See Accompanying Notes to Financial Statements.

15

Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Environmental Control – 0.3%
Hazardous Waste Disposal – 0.3%
Clean Harbors, Inc.
7.625% 08/15/16	975,000	999,375
		999,375
Environmental Control Total		999,375
Machinery-Construction & Mining – 0.5%
Machinery-Construction & Mining – 0.5%
Terex Corp.
8.000% 11/15/17	1,830,000	1,697,325
		1,697,325
Machinery-Construction & Mining Total		1,697,325
Machinery-Diversified – 1.0%
Machinery-General Industry – 1.0%
CPM Holdings, Inc.
10.625% 09/01/14 (a)	835,000	890,319
Manitowoc Co., Inc.
7.125% 11/01/13	1,495,000	1,508,081
9.500% 02/15/18	850,000	835,125
		3,233,525
Machinery-Diversified Total		3,233,525
Miscellaneous Manufacturing – 1.4%
Diversified Manufacturing Operators – 0.6%
Amsted Industries, Inc.
8.125% 03/15/18 (a)	1,000,000	990,000
Bombardier, Inc.
6.300% 05/01/14 (a)	1,006,000	1,026,120
		2,016,120
Miscellaneous Manufacturing – 0.8%
American Railcar Industries, Inc.
7.500% 03/01/14	1,125,000	1,065,938
Trimas Corp.
9.750% 12/15/17 (a)	1,275,000	1,294,125
		2,360,063
Miscellaneous Manufacturing Total		4,376,183
Packaging & Containers – 2.0%
Containers-Metal/Glass – 0.7%
BWAY Corp.
10.000% 04/15/14	990,000	1,093,950
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	1,135,000	1,154,862
Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (a)	95,000	95,475
		2,344,287

	Par (a)	Value ($)
Containers-Paper/Plastic – 1.3%
Graham Packaging Co., LP/GPC Capital Corp. I
8.250% 01/01/17 (a)	1,455,000	1,414,987
Graphic Packaging International, Inc.
9.500% 06/15/17	1,250,000	1,300,000
Solo Cup Co.
8.500% 02/15/14	1,395,000	1,286,888
		4,001,875
Packaging & Containers Total		6,346,162
Transportation – 2.0%
Transportation-Marine – 1.0%
Navios Maritime Holdings, Inc.
9.500% 12/15/14	1,305,000	1,269,112
Ship Finance International Ltd.
8.500% 12/15/13	1,085,000	1,047,025
Teekay Corp.
8.500% 01/15/20	825,000	833,250
		3,149,387
Transportation-Railroad – 0.7%
Kansas City Southern de Mexico SA de CV
7.625% 12/01/13	1,695,000	1,678,050
RailAmerica, Inc.
9.250% 07/01/17	594,000	617,760
		2,295,810
Transportation-Services – 0.3%
Bristow Group, Inc.
7.500% 09/15/17	1,090,000	1,057,300
		1,057,300
Transportation Total		6,502,497
Industrials Total		34,423,258
Technology – 1.7%
Computers – 1.0%
Computer Services – 0.8%
Sungard Data Systems, Inc.
9.125% 08/15/13	2,650,000	2,676,500
		2,676,500
Computers-Memory Devices – 0.2%
Seagate Technology International
10.000% 05/01/14 (a)	555,000	622,294
		622,294
Computers Total		3,298,794

See Accompanying Notes to Financial Statements.

16

Columbia High Yield Opportunity Fund

May 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Semiconductors – 0.6%
Electronic Components-Semiconductors – 0.6%
Amkor Technology, Inc.
9.250% 06/01/16	1,640,000	1,719,950
		1,719,950
Semiconductors Total		1,719,950
Software – 0.1%
Data Processing/Management – 0.1%
First Data Corp.
9.875% 09/24/15	360,000	293,400
		293,400
Software Total		293,400
Technology Total		5,312,144
Utilities – 5.4%
Electric – 5.4%
Electric-Generation – 0.6%
Intergen NV
9.000% 06/30/17 (a)	2,060,000	2,060,000
		2,060,000
Electric-Integrated – 2.1%
CMS Energy Corp.
6.875% 12/15/15	660,000	701,208
Energy Future Holdings Corp.
10.000% 01/15/20 (a)	1,760,000	1,751,200
Ipalco Enterprises, Inc.
7.250% 04/01/16 (a)	1,025,000	1,042,937
Mirant Americas Generation LLC
8.500% 10/01/21	2,280,000	2,086,200
Texas Competitive Electric Holdings Co. LLC
10.250% 11/01/15	1,625,000	1,088,750
		6,670,295
Independent Power Producer – 2.7%
AES Corp.
7.750% 03/01/14	1,440,000	1,440,000
8.000% 10/15/17	1,165,000	1,144,613
Dynegy Holdings, Inc.
7.750% 06/01/19	1,145,000	827,263
NRG Energy, Inc.
7.375% 02/01/16	1,065,000	1,030,387
7.375% 01/15/17	4,410,000	4,189,500
		8,631,763
Electric Total		17,362,058
Utilities Total		17,362,058
Total Corporate Fixed-Income Bonds & Notes (cost of $305,141,869)		307,657,118

Municipal Bond – 0.7%
	Par (a)	Value ($)
California – 0.7%
CA Cabazon Band Mission Indians
Series 2004, 7.358% 10/01/11 (10/01/10) (b)(c)	3,250,000	2,135,380
California Total		2,135,380
Total Municipal Bond (cost of $3,250,000)		2,135,380
Common Stocks – 0.2%
	Shares
Consumer Discretionary – 0.2%
Hotels, Restaurants & Leisure – 0.2%
Six Flags Entertainment Corp. (h)	21,698	759,420
Hotels, Restaurants & Leisure Total		759,420
Consumer Discretionary Total		759,420
Industrials – 0.0%
Commercial Services & Supplies – 0.0%
Fairlane Management Corp. (d)(h)(i)	50,004	—
Commercial Services & Supplies Total		—
Industrials Total		—
Materials – 0.0%
Metals & Mining – 0.0%
Ormet Corp. (h)	380	1,330
Metals & Mining Total		1,330
Materials Total		1,330
Total Common Stocks (cost of $1,518,991)		760,750
Warrants – 0.0%
	Units
Communications – 0.0%
Telecommunication Services – 0.0%
Jazztel PLC Expires 07/15/10 (a)(d)(h)(i)	1,435	—
Telecommunication Services Total		—
Communications Total		—

See Accompanying Notes to Financial Statements.

17

Columbia High Yield Opportunity Fund

May 31, 2010

Warrants (continued)
	Units	Value ($)
Consumer Non-Cyclical – 0.0%
Food – 0.0%
Pathmark Stores, Inc. Expires 09/19/10 (d)(h)(i)	58,758	—
Food Total		—
Consumer Non-Cyclical Total		—
Financials – 0.0%
Banks – 0.0%
CNB Capital Trust I Expires 03/23/19 (a)(d)(h)	29,954	300
Banks Total		300
Financials Total		300
Total Warrants (cost of $7,281,695)		300
Preferred Stocks – 0.0%
	Shares
Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp., Series A (a)(d)(h)	26,213	262
PTV, Inc., Series A 10.000%	18	2
Media Total		264
Communications Total		264
Total Preferred Stocks (cost of $262)		264
Short-Term Obligation – 9.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 05/28/10, due 06/01/10 at 0.140%, collateralized by a U.S. Government Agency obligation maturing 03/29/13, market value $29,399,838 (repurchase proceeds $28,823,448)	28,823,000	28,823,000
Total Short-Term Obligation (cost of $28,823,000)		28,823,000
Total Investments – 105.6% (cost of $346,015,817) (j)		339,376,812
Other Assets & Liabilities, Net – (5.6)%		(18,111,984)
Net Assets – 100.0%		321,264,828

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, these securities, which are not illiquid except for the following, amounted to $80,287,877, which represents 25.0% of net assets.

Security	Acquisition Date(s)	Par/ Shares/ Units	Cost	Value
CMP Susquehanna Radio Holdings Corp., Series A	03/26/09	26,213	$262	$262
CNB Capital Trust I Warrants Expiring 03/23/19	03/26/06	29,954	300	300
Hexion Finance Escrow LLC/Hexion Escrow Corp. 8.875% 02/01/18	05/13/10- 05/28/10	$2,610,000	2,406,738	2,414,250
Jazztel PLC Warrants Expiring 07/15/10	10/21/02	$1,435	2,467	—
Regency Energy Partners 9.375% 06/01/16	05/12/10- 05/27/10	$480,000	501,250	499,200
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07- 10/04/07	$1,900,000	1,928,200	1,727,309
				$4,641,321

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2010.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2010, the value of these securities amounted to $66,642, which represents less than 0.1% of net assets.

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2010, the value of these securities amounted to $790,857, which represents 0.2% of net assets.

(f)  Loan participation agreement.

(g)  The issuer is in default of certain debt covenants. Income is not being accrued. At May 31, 2010, the value of this security amounted to $532,400, which represents 0.2% of net assets.

(h)  Non-income producing security.

(i)  Security has no value.

(j)  Cost for federal income tax purposes is $346,679,978.

See Accompanying Notes to Financial Statements.

18

Columbia High Yield Opportunity Fund

May 31, 2010

The following table summarizes the inputs used, as of May 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$26,450,305	$—	$26,450,305
Communications	—	71,597,180	66,080	71,663,260
Consumer Cyclical	—	43,665,547	—	43,665,547
Consumer Non-Cyclical	—	45,098,416	—	45,098,416
Diversified	—	1,638,450	—	1,638,450
Energy	—	32,540,537	—	32,540,537
Financials	—	29,503,143	—	29,503,143
Industrials	—	34,423,258	—	34,423,258
Technology	—	5,312,144	—	5,312,144
Utilities	—	17,362,058	—	17,362,058
Total Corporate Fixed-Income Bonds & Notes	—	307,591,038	66,080	307,657,118
Total Municipal Bond	—	2,135,380	—	2,135,380
Total Common Stocks	760,750	—	—	760,750
Total Warrants	—	—	300	300
Total Preferred Stocks	2	—	262	264
Total Short-Term Obligation	—	28,823,000	—	28,823,000
Total Investments	760,752	338,549,418	66,642	339,376,812
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	39,751	—	39,751
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(11,778)	—	(11,778)
Total	$760,752	$338,577,391	$66,642	$339,404,785

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the twelve month period ending May 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of May 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2010
Corporate Fixed-Income Bonds & Notes
Communications	$50,400	$1,941	$—	$13,739	$—	$—	$—	$—	$66,080
Preferred Stocks
Communications	262	—	—	—	—	—	—	—	262
Warrants
Consumer Non-Cyclical	7	—	—	(7)	—	—	—	—	—
Financials	300	—	—	—	—	—	—	—	300
	$50,969	$1,941	$—	$13,732	$—	$—	$—	$—	$66,642

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at May 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $13,732. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

19

Columbia High Yield Opportunity Fund

May 31, 2010

Forward foreign currency exchange contracts outstanding on May 31, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$202,484	$204,509	06/04/10	$(2,025)
EUR	978,128	987,881	06/10/10	(9,753)
				$(11,778)

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$202,484	$212,218	06/04/10	$9,734
EUR	978,128	1,008,145	06/10/10	30,017
				$39,751

At May 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	95.7
Municipal Bond	0.7
Common Stocks	0.2
Warrants	0.0	*
Preferred Stocks	0.0	*
	96.6
Short-Term Obligation	9.0
Other Assets & Liabilities, Net	(5.6)
	100.0

*  Rounds to less than 0.1%.

Acronym	Name
EUR	Euro

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

20

Statement of Assets and Liabilities – Columbia High Yield Opportunity Fund
May 31, 2010

		($)
Assets	Investments, at cost	346,015,817
	Investments, at value	339,376,812
	Cash	34
	Unrealized appreciation on forward foreign currency exchange contracts	39,751
	Receivable for:
	Investments sold	8,262,843
	Fund shares sold	216,952
	Interest	7,524,281
	Foreign tax reclaims	503
	Expense reimbursement due from investment advisor	57,179
	Trustees' deferred compensation plan	61,953
	Prepaid expenses	12,331
	Total Assets	355,552,639
Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	11,778
	Payable for:
	Investments purchased	32,126,776
	Fund shares repurchased	435,289
	Distributions	1,248,018
	Investment advisory fee	170,557
	Pricing and bookkeeping fees	11,219
	Transfer agent fee	70,238
	Trustees' fees	250
	Audit fee	53,650
	Custody fee	2,300
	Distribution and service fees	64,744
	Chief compliance officer expenses	327
	Trustees' deferred compensation plan	61,953
	Other liabilities	30,712
	Total Liabilities	34,287,811
	Net Assets	321,264,828
Net Assets Consist of	Paid-in capital	449,669,461
	Overdistributed net investment income	(2,292,629)
	Accumulated net realized loss	(119,500,972)
	Net unrealized appreciation (depreciation) on:
	Investments	(6,639,005)
	Forward foreign currency exchange contracts	27,973
	Net Assets	321,264,828

See Accompanying Notes to Financial Statements.

21

Statement of Assets and Liabilities – Columbia High Yield Opportunity Fund
May 31, 2010 (continued)

Class A	Net assets	$184,252,510
	Shares outstanding	48,637,125
	Net asset value per share	$3.79	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($3.79/0.9525)	$3.98	(b)
Class B	Net assets	$16,148,606
	Shares outstanding	4,262,628
	Net asset value and offering price per share	$3.79	(a)
Class C	Net assets	$12,769,392
	Shares outstanding	3,370,880
	Net asset value and offering price per share	$3.79	(a)
Class Z	Net assets	$108,094,320
	Shares outstanding	28,533,729
	Net asset value, offering and redemption price per share	$3.79

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

22

Statement of Operations – Columbia High Yield Opportunity Fund
For the Year Ended May 31, 2010

		($)
Investment Income	Interest	28,407,207
Expenses	Investment advisory fee	2,049,448
	Distribution fee:
	Class B	157,948
	Class C	97,822
	Service fee:
	Class A	470,938
	Class B	52,642
	Class C	32,566
	Transfer agent fee	477,108
	Pricing and bookkeeping fees	113,155
	Trustees' fees	32,369
	Custody fee	14,515
	Chief compliance officer expenses	925
	Other expenses	282,258
	Expenses before interest expense	3,781,694
	Interest expense	1,248
	Total Expenses	3,782,942
	Fees waived or expenses reimbursed by investment advisor	(141,185)
	Fees waived by distributor—Class C	(19,591)
	Expense reductions	(39)
	Net Expenses	3,622,127
	Net Investment Income	24,785,080
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Foreign Currency Exchange Contracts
	Net realized gain on:
	Investments	246,308
	Foreign currency transactions and forward foreign currency exchange contracts	75,167
	Net realized gain	321,475
	Net change in unrealized appreciation (depreciation) on:
	Investments	48,792,676
	Foreign currency translations and forward foreign currency exchange contracts	109,443
	Net change in unrealized appreciation (depreciation)	48,902,119
	Net Gain	49,223,594
	Net Increase Resulting from Operations	74,008,674

See Accompanying Notes to Financial Statements.

23

Statement of Changes in Net Assets – Columbia High Yield Opportunity Fund

		Year Ended May 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	24,785,080	28,026,019
	Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and credit default swap contracts	321,475	(50,936,194)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and credit default swap contracts	48,902,119	(26,518,865)
	Net increase (decrease) resulting from operations	74,008,674	(49,429,040)
Distributions to Shareholders	From net investment income:
	Class A	(17,071,049)	(15,203,927)
	Class B	(1,751,647)	(2,672,149)
	Class C	(1,106,430)	(1,026,219)
	Class Z	(11,127,296)	(10,359,634)
	Total distributions to shareholders	(31,056,422)	(29,261,929)
	Net Capital Stock Transactions	(39,502,420)	5,521,355
	Increase from regulatory settlements	133,454	821,549
	Total increase (decrease) in net assets	3,583,286	(72,348,065)
Net Assets	Beginning of period	317,681,542	390,029,607
	End of period	321,264,828	317,681,542
	Undistributed (overdistributed) net investment income at end of period	(2,292,629)	406,326

See Accompanying Notes to Financial Statements.

24

Statement of Changes in Net Assets (continued) – Columbia High Yield Opportunity Fund

	Capital Stock Activity
	Year Ended May 31, 2010		Year Ended May 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,318,813	31,487,410	12,818,180	39,971,078
Distributions reinvested	2,581,565	9,663,388	2,840,215	9,319,400
Redemptions	(13,378,029)	(50,009,107)	(13,799,446)	(44,568,251)
Net increase (decrease)	(2,477,651)	(8,858,309)	1,858,949	4,722,227
Class B
Subscriptions	184,940	661,584	461,001	1,434,268
Distributions reinvested	262,227	978,083	442,379	1,464,723
Redemptions	(3,287,225)	(12,223,852)	(5,010,704)	(16,819,376)
Net decrease	(2,840,058)	(10,584,185)	(4,107,324)	(13,920,385)
Class C
Subscriptions	418,033	1,537,653	630,374	1,984,895
Distributions reinvested	177,579	664,707	190,993	625,997
Redemptions	(723,614)	(2,708,990)	(969,194)	(3,241,767)
Net decrease	(128,002)	(506,630)	(147,827)	(630,875)
Class Z
Subscriptions	7,510,656	27,350,410	17,063,143	56,882,748
Distributions reinvested	501,381	1,871,962	417,658	1,373,247
Redemptions	(13,102,656)	(48,775,668)	(13,306,620)	(42,905,607)
Net increase (decrease)	(5,090,619)	(19,553,296)	4,174,181	15,350,388

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class A Shares	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$3.33		$4.17	$4.72		$4.50		$4.56
Income from Investment Operations:
Net investment income (a)	0.27		0.30	0.31		0.33		0.33
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.53		(0.83)	(0.55)		0.23		(0.03)
Total from investment operations	0.80		(0.53)	(0.24)		0.56		0.30
Less Distributions to Shareholders:
From net investment income	(0.34)		(0.32)	(0.31)		(0.34)		(0.36)
Increase from regulatory settlements	—	(b)	0.01	—		—		—
Net Asset Value, End of Period	$3.79		$3.33	$4.17		$4.72		$4.50
Total return (c)	24.50	%(d)	(12.04)%	(5.03	)%(d)	12.98%		6.70	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.08%		1.10%	1.13%		1.12%		1.12%
Interest expense	—	%(f)	—	—	%(f)	—	%(f)	—
Net expenses (e)	1.08%		1.10%	1.13%		1.12%		1.12%
Waiver/Reimbursement	0.04%		—	0.01%		—		0.02%
Net investment income (e)	7.23%		9.08%	7.23%		7.19%		7.28%
Portfolio turnover rate	60%		44%	50%		75%		61%
Net assets, end of period (000s)	$184,253		$170,321	$205,330		$270,866		$245,713

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class B Shares	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$3.33		$4.17	$4.72		$4.50		$4.56
Income from Investment Operations:
Net investment income (a)	0.24		0.28	0.28		0.29		0.30
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.53		(0.84)	(0.55)		0.24		(0.04)
Total from investment operations	0.77		(0.56)	(0.27)		0.53		0.26
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.29)	(0.28)		(0.31)		(0.32)
Increase from regulatory settlements	—	(b)	0.01	—		—		—
Net Asset Value, End of Period	$3.79		$3.33	$4.17		$4.72		$4.50
Total return (c)	23.59	%(d)	(12.69)%	(5.73	)%(d)	12.15%		5.91	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.83%		1.85%	1.88%		1.87%		1.87%
Interest expense	—	%(f)	—	—	%(f)	—	%(f)	—
Net expenses (e)	1.83%		1.85%	1.88%		1.87%		1.87%
Waiver/Reimbursement	0.04%		—	0.01%		—		0.02%
Net investment income (e)	6.50%		8.35%	6.47%		6.46%		6.55%
Portfolio turnover rate	60%		44%	50%		75%		61%
Net assets, end of period (000s)	$16,149		$23,665	$46,732		$88,774		$135,122

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

27

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class C Shares	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$3.33		$4.17	$4.72		$4.50		$4.56
Income from Investment Operations:
Net investment income (a)	0.25		0.28	0.29		0.30		0.31
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.52		(0.83)	(0.55)		0.23		(0.04)
Total from investment operations	0.77		(0.55)	(0.26)		0.53		0.27
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.30)	(0.29)		(0.31)		(0.33)
Increase from regulatory settlements	—	(b)	0.01	—		—		—
Net Asset Value, End of Period	$3.79		$3.33	$4.17		$4.72		$4.50
Total return (c)(d)	23.76%		(12.57)%	(5.59)%		12.31%		6.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.68%		1.70%	1.73%		1.72%		1.72%
Interest expense	—	%(f)	—	—	%(f)	—	%(f)	—
Net expenses (e)	1.68%		1.70%	1.73%		1.72%		1.72%
Waiver/Reimbursement	0.19%		0.15%	0.16%		0.15%		0.17%
Net investment income (e)	6.63%		8.49%	6.63%		6.60%		6.70%
Portfolio turnover rate	60%		44%	50%		75%		61%
Net assets, end of period (000s)	$12,769		$11,658	$15,202		$21,161		$23,084

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class Z Shares	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$3.33		$4.17	$4.72		$4.50		$4.56
Income from Investment Operations:
Net investment income (a)	0.28		0.31	0.31		0.34		0.34
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.53		(0.83)	(0.54)		0.23		(0.03)
Total from investment operations	0.81		(0.52)	(0.23)		0.57		0.31
Less Distributions to Shareholders:
From net investment income	(0.35)		(0.33)	(0.32)		(0.35)		(0.37)
Increase from regulatory settlements	—	(b)	0.01	—		—		—
Net Asset Value, End of Period	$3.79		$3.33	$4.17		$4.72		$4.50
Total return (c)	24.80	%(d)	(11.83)%	(4.79	)%(d)	13.26%		6.97	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.83%		0.85%	0.88%		0.87%		0.87%
Interest expense	—	%(f)	—	—	%(f)	—	%(f)	—
Net expenses (e)	0.83%		0.85%	0.88%		0.87%		0.87%
Waiver/Reimbursement	0.04%		—	0.01%		—		0.02%
Net investment income (e)	7.48%		9.39%	7.47%		7.44%		7.53%
Portfolio turnover rate	60%		44%	50%		75%		61%
Net assets, end of period (000s)	$108,094		$112,037	$122,766		$29,220		$11,190

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

29

Notes to Financial Statements – Columbia High Yield Opportunity Fund
May 31, 2010

Note 1. Organization

Columbia High Yield Opportunity Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale

30

Columbia High Yield Opportunity Fund, May 31, 2010

price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

31

Columbia High Yield Opportunity Fund, May 31, 2010

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The investment advisor is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal

32

Columbia High Yield Opportunity Fund, May 31, 2010

Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for post-October loss deferral, paydowns, discount accretion/premium amortization on debt securities, Section 988 bond bifurcation, expired capital loss carryforwards and proceeds from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$3,572,387	$167,315,965	$(170,888,352)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2010 and May 31, 2009 was as follows:

	May 31,
Distributions paid from	2010	2009
Ordinary Income*	$31,056,422	$29,261,929

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of May 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$—	$—	$(7,303,166)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at May 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$12,550,631
Unrealized depreciation	(19,853,797)
Net unrealized depreciation	$(7,303,166)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains

33

Columbia High Yield Opportunity Fund, May 31, 2010

on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$26,917,567
2012	1,461,417
2013	3,844,857
2014	7,033,993
2015	6,703,180
2016	378,711
2017	25,681,397
2018	44,544,886
Total	$116,566,008

Capital loss carryforwards of $170,855,160 expired during the year ended May 31, 2010.

The availability of a portion of the capital loss carryforwards acquired by the Fund as a result of its merger with High Yield Fund, a series of Excelsior Funds Trust, has been limited in certain years and has been excluded from the schedule of available loss carryforwards above.

Of the capital loss carryforwards attributable to the Fund, $47,582,376 ($40,103,941 expiring May 31, 2011, $1,461,417 expiring May 31, 2012 and $6,017,018 expiring May 31, 2013) was obtained in the merger with High Yield Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2010, post-October capital losses of $2,834,285 attributed to security transactions were deferred to June 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the year ended May 31, 2010, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under

34

Columbia High Yield Opportunity Fund, May 31, 2010

the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent.

Prior to the Closing, Columbia Management Services, Inc. (the "Former Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Former Transfer Agent was entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Former Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Former Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. The arrangement with BFDS has been continued by the New Transfer Agent.

The Former Transfer Agent retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Former Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Former Transfer Agent maintained in connection with its services to the Fund. The Former Transfer Agent also received reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended May 31, 2010, no minimum account balance fees were charged.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). Prior to the Closing, Columbia Management Distributors, Inc. (the "Former Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to

35

Columbia High Yield Opportunity Fund, May 31, 2010

the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

For the year ended May 31, 2010, the New Distributor and Former Distributor retained net underwriting discounts of $12,796 on sales of the Fund's Class A shares and received net CDSC fees of $157, $12,197 and $1,882 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares, which require the payment of distribution and service fees. The fees are intended to compensate the New Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee		Service Fee
Class B	Class C	Class A	Class B	Class C
0.75%	0.75%	0.25%	0.25%	0.25%

The Former Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the combined distribution and service fees did not exceed 0.85% annually of Class C shares average daily net assets. This arrangement has been continued by the New Distributor and may be modified or terminated by the New Distributor at any time.

Fee Waivers and Expense Reimbursements

In connection with the Closing, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. For the period October 1, 2009 through the Closing, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Prior to October 1, 2009, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.87% annually of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

As of May 1, 2010, officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended May 31, 2010, these custody credits reduced total expenses by $39 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

36

Columbia High Yield Opportunity Fund, May 31, 2010

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign exchange rate risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivative type held by the Fund:

The Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure from one country to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended May 31, 2010, the Fund entered into 50 forward foreign currency exchange contracts.

The following table is a summary of the value of the Fund's derivative instruments as of May 31, 2010:

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
	Asset	Fair Value	Liability	Fair Value
Forward foreign currency exchange contracts	Unrealized appreciation	$39,751	Unrealized depreciation	$11,778

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Foreign Exchange Rate	$87,298	$109,969

37

Columbia High Yield Opportunity Fund, May 31, 2010

Note 7. Portfolio Information

For the year ended May 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $196,647,914 and $227,711,203, respectively.

Note 8. Regulatory Settlements

During the year ended May 31, 2010, the Fund received payments totaling $133,454 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended May 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $5,266,667 at a weighted average interest rate of 1.42%.

Note 10. Shareholder Concentration

As of May 31, 2010, one shareholder account owned 27.4% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that

38

Columbia High Yield Opportunity Fund, May 31, 2010

fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia High Yield Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Opportunity Fund (the "Fund")(a series of Columbia Funds Series Trust I) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 22, 2010

40

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

41

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 64; None

42

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 64; Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Advisor or any sub-advisor to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

43

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

44

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

45

Board Consideration and Approval of Advisory Agreements

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in

46

connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised

47

by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

48

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

49

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

50

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

51

Shareholder Meeting Results

Columbia High Yield Opportunity Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
221,098,150	6,730,620	6,278,800	55,918,284

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
215,250,723	12,647,782	6,209,031	55,918,319

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

52

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia High Yield Opportunity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

53

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia High Yield Opportunity Fund
One Financial Center
Boston, MA 02111-2621

www.columbiafunds.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1041 A (7/10)

Columbia High Yield Opportunity Fund
One Financial Center
Boston, MA 02111-2621

www.columbiafunds.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1041 A (7/10)

Columbia High Yield Opportunity Fund

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1041 A (7/10)

Columbia International Bond Fund

Annual Report for the Period Ended May 31, 2010

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management Group, LLC from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as one of the largest managers of long-term mutual fund assets in the United States. This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management.1 Colin Moore continues to serve as chief investment officer.1 I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial, but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Associate joined Columbia Management Investment Advisers, LLC as part of its 2010 acquisition of the long-term asset management business of Columbia Management Group, LLC from Bank of America.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia International Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 05/31/10

+1.07% Class A shares
(without sales charge)

+0.05% Citigroup Non-U.S. World Government Bond Index – Unhedged

Summary

■	For the 12-month period that ended May 31, 2010, the fund’s Class A shares returned 1.07% without sales charge.

■	The fund outperformed its benchmark, the Citigroup Non-U.S. World Government Bond Index — Unhedged[1], but lagged its peer group, the Lipper International Income Funds Classification.[2]

■

The fund gained ground against its benchmark by having less exposure to the euro and to government bonds issued by countries that were at the center of the European debt crisis. An underweight in emerging market debt and investment-grade corporate bonds hindered performance relative to the peer group.

Portfolio Management

Laura A. Ostrander has managed the fund since 2008 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Ostrander was associated with the fund’s previous advisor or its predecessors since 1996.

Effective July 16, 2010, Nicholas Pifer, CFA replace Laura A. Ostrander as manager of the fund. Mr. Pifer has been associated with the advisor or its predecessors since 2000.

[1]

The Citigroup Non-U.S. World Government Bond Index – Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. The index excludes floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustments for the effect of sales loads.

1

Economic Update – Columbia International Bond Fund

Summary

For the 12-month period that ended May 31, 2010

■

Solid economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the Credit Suisse First Boston High Yield Index and the S&P 500 Index.

Barclays Aggregate Index	Credit Suisse Index

8.42%	29.96%

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a correction in the final weeks of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index, outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

20.99%	22.39%

Although it has been nearly a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Consumer spending on items such as cars, clothing and other goods, for example, was solid throughout most of the year. But in May, spending fell 1.2%. By contrast, consumer confidence gained ground near the end of the period as consumers surveyed indicated they were increasingly optimistic about business conditions and job prospects.

The housing market showed some signs of stabilizing. However, a full recovery remained out of reach. Home sales moved generally higher, as mortgage rates remained low and new homebuyers took advantage of a federal tax credit, which was extended through June of 2010 — the second such extension in the past six months. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. Yet, housing prices were higher at the end of May than they were one year ago.

News on the job front was mostly positive. Approximately 290,000 new jobs were added to the economy in April — the second consecutive month of significant job gains in 2010. Yet, a good portion of those jobs are government sponsored and temporary.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — rose for nine consecutive months before a slight downtick in May and industrial production moved higher. Perhaps the best news was about corporate profits. Of the S&P 500 companies announcing first-quarter results, 77% exceeded Wall Street earnings forecasts.

Bond returns ranged from solid to strong

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 8.42%. Municipal bonds gained slightly more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 8.52%. The high-yield bond market outpaced stocks during the period. For the 12 months covered by this report, the Credit Suisse First Boston (CSFB) High Yield Index3 returned 29.96%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell from 3.5% to 3.3% during the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate — the federal funds rate — close to zero.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued into April 2010, when a debt crisis brewing in Europe spilled over and undermined investor confidence in the United States. The S&P 500 Index4 lost on the order of 10% in the final six weeks of the period. Yet, the U.S. stock market returned 20.99% for the 12-month period, as measured by the S&P 500 Index. Outside the United States, stock market returns were also strong. The MSCI EAFE Index,5 a broad gauge of stock market performance in foreign developed markets,

2

Economic Update (continued) – Columbia International Bond Fund returned 6.38% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index6 returned 22.39% (net of dividends, in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

[3]	The Credit Suisse First Boston (CFSB) High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[6]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia International Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	2.33
Class C	3.08
Class Z	2.08

Annual operating expense ratio after contractual waivers (%)*

Class A	1.05
Class C	1.80
Class Z	0.80

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waivers expire 09/30/10. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 12/01/08 – 05/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in the Class A shares of Columbia International Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 12/01/08 – 05/31/10 ($)

Sales charge	without	with
Class A	10,546	10,044
Class C	10,419	10,419
Class Z	10,585	n/a

Average annual total return as of 05/31/10 (%)

Share class	A		C		Z
Inception	12/01/08		12/01/08		12/01/08
Sales charge	without	with	without	with	without
1-year	1.07	–3.75	0.21	–0.78	1.31
Life	3.62	0.29	2.78	2.78	3.87

Average annual total return as of 06/30/10 (%)

Share class	A		C		Z
Sales charge	without	with	without	with	without
1-year	2.49	-2.39	1.72	0.72	2.74
Life	4.46	1.28	3.69	3.69	4.72

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia International Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

12/01/09 – 05/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	913.10	1,019.70	5.01	5.29	1.05
Class C	1,000.00	1,000.00	908.80	1,015.96	8.57	9.05	1.80
Class Z	1,000.00	1,000.00	914.30	1,020.94	3.82	4.03	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia International Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 05/31/10 ($)
Class A	10.28
Class C	10.27
Class Z	10.28

Distributions declared per share

06/01/09 – 05/31/10 ($)
Class A	0.23
Class C	0.15
Class Z	0.26

Portfolio structure

as of 05/31/10 (%)
Foreign Government Obligations	91.5
Corporate Fixed-Income Bonds & Notes	3.7
Short-Term Obligation	3.3
U.S. Government Obligation	0.4
Other Assets & Liabilities, Net	1.1

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets.

For the 12-month period that ended May 31, 2010, the fund’s Class A shares returned 1.07% without sales charge. The fund’s benchmark, the Citigroup Non-U.S. World Government Bond Index-Unhedged, returned 0.05% over the same period. The average return of the fund’s peer group, the Lipper International Income Funds Classification, was 5.63%. An underweight in the euro, as well as in weaker-performing European government bonds helped performance versus the index, as did an overweight in emerging market debt. The fund’s long-standing focus on high-quality developed market sovereign (or government) and quasi-sovereign debt hurt results relative to the peer group, as riskier assets outperformed.

Favorable positioning within developed markets

Over the past year, yields on most high-quality global government bonds declined, resulting in modestly positive total returns. However, gains on the best performing European bonds, including German bunds, turned negative when converted into U.S. dollars, as the euro weakened versus the U.S. dollar, Japanese yen and Swiss franc. The euro weakened as the Greek debt crisis unfolded, following elections last fall that highlighted problems with the country’s economy, including unsustainable fiscal deficits and weak tax collection policies. The crisis also called into question the economic competitiveness and debt policies of other European countries, including Portugal, Italy, Ireland and Spain, leading to concerns about a possible break-up in the European monetary union. As Europe’s debt crisis intensified over the last four months of the period, the euro declined sharply and investors backed away from riskier assets. Against this backdrop, the fund benefited from an underweight versus the index in the euro, as well as from limited exposure to bonds issued by the weakest European countries. An overweight in sovereign debt from the better-performing European countries of Germany and France also helped, as did overweights in the government bonds and currencies of Canada, Australia, New Zealand and Norway. On the downside, a smaller stake than the index in the Japanese yen, as well as yen-denominated bonds, detracted from performance, as the yen strengthened versus the U.S. dollar.

Strongest gains from higher-risk assets

Emerging market bonds, particularly those denominated in local currency, were strong performers, climbing over 15% for the year. The sector benefited as economies around the world stabilized, leading investors to take on more risk in exchange for potentially higher returns. Among the best performers were government bonds issued by higher-risk countries such as Argentina and Ukraine. The fund had roughly 10% of its assets invested in emerging market debt — a larger weight than emerging market debt in the index — and the overweight benefited performance. However, we believe that the fund lagged its Lipper peer group because its stake in emerging market debt, particularly in issues denominated in local currencies, was lower than the average competing fund. Exposure to foreign-issued investment grade corporate bonds, which modestly outpaced returns on emerging market debt, was also limited.

6

Portfolio Manager’s Report (continued) – Columbia International Bond Fund

Quality breakdown

as of 05/31/10 (%)
AAA	50.5
AA	23.2
A	9.4
BBB	5.1
BB	4.1
B	0.6
Not Rated	5.1
Other	2.0

Maturity breakdown

as of 05/31/10 (%)
0-1 year	1.9
1-3 years	10.8
3-5 years	21.8
5-7 years	28.3
7-10 years	17.2
10-15 years	5.8
15-20 years	6.1
20-30 years	2.8
Repurchase Agreement	3.3
Other	2.0

Quality and maturity breakdowns are calculated as a percentage of total net assets.

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor’s or Moody’s Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund’s investments does not remove market risk.

30-day SEC yields

as of 05/31/10 (%)
Class A	1.32
Class C	0.65
Class Z	1.64

The 30-day SEC yields reflect the fund’s earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment adviser not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been reduced.

Positioned for gradual recovery

With time, we hope to see evidence that the current global economic recovery is sustainable, especially once central governments worldwide return to more normal fiscal and economic policies. Near-term, however, we believe that economic growth in major industrialized nations will be tepid, resulting in continued market volatility and keeping short-term interest rates on hold for some time. The United States, in particular, continues to struggle with weak consumer demand, high unemployment and an effective exit strategy for its fiscal stimulus measures. By contrast, emerging market economies, particularly in Asia, are likely to lead the global recovery and could be among the first to remove stimulus measures and raise key short-term interest rates. While owning riskier assets was the key to outperformance in 2009, we think security selection will be the big driver of results going forward. With these expectations in mind, we plan to position the fund to benefit from improving economic conditions.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as “junk” bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund’s value will likely be more volatile than the value of more diversified funds.

7

Investment Portfolio – Columbia International Bond Fund

May 31, 2010

Government & Agency Obligations – 91.9%

		Par (a)	Value ($)
Foreign Government Obligations – 91.5%
Asian Development Bank
2.350% 06/21/27	JPY	50,000,000	577,789

Canada Housing Trust No. 1
4.000% 06/15/12	CAD	75,000	74,168

Development Bank of Japan
1.750% 03/17/17	JPY	10,000,000	116,961

Eksportfinans A/S
1.600% 03/20/14	JPY	60,000,000	680,082
1.800% 06/21/10	JPY	5,000,000	55,029

Eurofima
4.375% 10/21/19	EUR	100,000	133,568

European Investment Bank
1.250% 09/20/12	JPY	18,500,000	207,868
1.400% 06/20/17	JPY	49,000,000	554,722

Federal Republic of Germany
3.750% 01/04/19	EUR	190,000	255,516
4.250% 07/04/14	EUR	325,000	445,885
4.250% 07/04/17	EUR	555,000	773,292

Federative Republic of Brazil
7.375% 02/03/15	EUR	30,000	42,613
7.875% 03/07/15		50,000	58,925
8.250% 01/20/34		70,000	90,475

Government of Belgium
3.250% 09/28/16	EUR	185,000	236,762
3.500% 03/28/15	EUR	75,000	98,221

Government of Canada
3.750% 06/01/19	CAD	225,000	222,952
4.250% 06/01/18	CAD	190,000	194,533

Government of Denmark
5.000% 11/15/13	DKK	695,000	129,324

Government of Japan
1.400% 12/20/18	JPY	52,200,000	593,261
1.500% 09/20/14	JPY	67,250,000	774,996
1.500% 09/20/18	JPY	5,900,000	67,616
1.900% 09/20/23	JPY	29,000,000	329,370

Government of Malaysia
7.500% 07/15/11		60,000	63,687

Government of New Zealand
6.000% 05/15/21	NZD	150,000	105,113
6.500% 04/15/13	NZD	55,000	39,430

Instituto de Credito Oficial (Spain)
1.500% 09/20/12	JPY	18,000,000	198,033

		Par (a)	Value ($)
International Bank for Reconstruction & Development
4.250% 06/01/10	EUR	120,000	147,258

Kingdom of Netherlands
4.000% 07/15/16	EUR	240,000	325,950

Kingdom of Norway
4.250% 05/19/17	NOK	240,000	40,508
5.000% 05/15/15	NOK	440,000	76,095

Kingdom of Spain
3.800% 01/31/17	EUR	290,000	355,657

Kingdom of Sweden
3.750% 08/12/17	SEK	680,000	94,273
5.500% 10/08/12	SEK	275,000	38,479

Nordic Investment Bank
1.700% 04/27/17	JPY	50,000,000	577,853

Pemex Project Funding Master Trust
5.500% 02/24/25	EUR	20,000	22,723

Province of Quebec
1.600% 05/09/13	JPY	9,000,000	100,899
5.000% 04/29/19	EUR	50,000	70,258

Republic of Argentina
8.280% 12/31/33		50,756	32,738

Republic of Austria
4.300% 09/15/17 (b)	EUR	170,000	232,429

Republic of Bulgaria
8.250% 01/15/15		60,000	66,975

Republic of China
4.750% 10/29/13		50,000	53,889

Republic of Colombia
8.125% 05/21/24		50,000	59,250

Republic of Finland
4.250% 07/04/15	EUR	145,000	198,996

Republic of France
3.000% 10/25/15	EUR	280,000	361,737
3.500% 07/12/11	EUR	140,000	177,680
4.000% 04/25/13	EUR	240,000	319,706
4.250% 04/25/19	EUR	228,000	312,254
5.500% 04/25/29	EUR	120,000	186,299

Republic of Hungary
3.500% 07/18/16	EUR	40,000	45,765

Republic of Indonesia
7.250% 04/20/15		38,000	42,918
7.250% 04/20/15 (b)		80,000	90,600

See Accompanying Notes to Financial Statements.

8

Columbia International Bond Fund

May 31, 2010

Government & Agency Obligations (continued)

		Par (a)	Value ($)
Foreign Government Obligations (continued)
Republic of Ireland
4.500% 10/18/18	EUR	90,000	109,773

Republic of Italy
4.250% 08/01/13	EUR	210,000	271,110
4.250% 09/01/19	EUR	270,000	338,136
4.500% 08/01/18	EUR	95,000	122,239
5.250% 08/01/17	EUR	230,000	312,558

Republic of Panama
6.700% 01/26/36		65,000	71,662

Republic of Peru
6.550% 03/14/37		45,000	48,510
8.750% 11/21/33		27,000	35,707

Republic of Philippines
8.875% 03/17/15		105,000	128,625

Republic of Poland
5.000% 10/19/15		50,000	52,767
5.500% 10/25/19	PLN	375,000	110,218

Republic of South Africa
5.250% 05/16/13	EUR	50,000	65,192

Republic of Turkey
7.375% 02/05/25		140,000	156,100

Republic of Uruguay PIK,
7.875% 01/15/33		40,000	46,000

Republic of Venezuela
9.250% 09/15/27		100,000	65,500

Russian Federation
7.500% 03/31/30		130,640	145,990

Switzerland Government Bond
2.500% 03/12/16	CHF	80,000	75,038

Treasury Corp. of Victoria
5.750% 11/15/16	AUD	95,000	80,509
6.000% 06/15/20	AUD	120,000	102,545

United Kingdom Treasury
4.000% 09/07/16	GBP	255,000	395,109
5.000% 09/07/14	GBP	175,000	283,152
5.000% 03/07/25	GBP	153,000	243,642

United Mexican States
5.625% 01/15/17		90,000	96,525
6.050% 01/11/40		40,000	40,200
8.500% 12/13/18	MXN	205,000	17,291

Foreign Government Obligations Total			14,565,478

		Par (a)	Value ($)
U.S. Government Obligation – 0.4%
U.S. Treasury Note
2.000% 11/30/13		60,000	60,905

U.S. Government Obligation Total			60,905

Total Government & Agency Obligations (cost of $15,059,310)			14,626,383

Corporate Fixed-Income Bonds & Notes – 3.7%

Energy – 0.5%
Oil & Gas – 0.5%
Ecopetrol SA
7.625% 07/23/19		45,000	50,062
Gazprom International SA
7.201% 02/01/20		25,537	26,063

Oil & Gas Total			76,125

Energy Total			76,125

Financials – 3.2%
Banks – 1.3%
Bank Nederlandse Gemeenten
1.850% 11/07/16	JPY	18,000,000	206,231

Banks Total			206,231

Diversified Financial Services – 1.9%
General Electric Capital Corp.
1.000% 03/21/12	JPY	20,000,000	218,762

Network Rail Infrastructure Finance PLC
4.375% 12/09/30	GBP	60,000	84,572

Diversified Financial Services Total			303,334

Financials Total			509,565

Total Corporate Fixed-Income Bonds & Notes (cost of $522,415)			585,690

Short-Term Obligation – 3.3%
Repurchase agreement with State Street Bank and Trust Co., dated 05/28/10, due 06/01/10 at 0.080%, collateralized by a U.S. Treasury obligation maturing 04/30/17, market value $532,376 (repurchase proceeds $520,005)		520,000	520,000

Total Short-Term Obligation (cost of $520,000)			520,000

See Accompanying Notes to Financial Statements.

9

Columbia International Bond Fund

May 31, 2010

Value ($)
Total Investments – 98.9% (cost of $16,101,725) (c)	15,732,073

Other Assets & Liabilities, Net – 1.1%	174,640

Net Assets – 100.0%	15,906,713

Notes to Investment Portfolio:

(a)	Principal amount is stated in United States dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, these securities, which are not illiquid, amounted to $323,029, which represents 2.0% of net assets.

(c)	Cost for federal income tax purposes is $16,171,129.

The following table summarizes the inputs used, as of May 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
Foreign Government Obligations	$—	$14,565,478	$—	$14,565,478
U.S. Government Obligation	60,905	—	—	60,905

Total Government & Agency Obligations	60,905	14,565,478	—	14,626,383

Total Corporate Fixed-Income Bonds & Notes	—	585,690	—	585,690

Total Short-Term Obligation	—	520,000	—	520,000

Total Investments	60,905	15,671,168	—	15,732,073

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	354	—	354
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(3,101)	—	(3,101)

Total	$60,905	$15,668,421	$—	$15,729,326

The Fund’s assets assigned to the level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding on May 31, 2010 are:

Foreign Exchange Rate Risk
Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	$77,007	$75,326	06/09/10	$(1,681)
JPY	77,017	75,597	06/17/10	(1,420)
JPY	76,474	76,828	06/23/10	354

				$(2,747)

The Fund was invested in the following countries at May 31, 2010:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$1,882,204	12.0
Germany	1,474,693	9.4
France	1,357,677	8.6
Italy	1,044,043	6.7
United Kingdom	1,006,475	6.4
United States*	969,648	6.2
Norway	851,713	5.4
Luxembourg	788,653	5.0
Finland	776,848	4.9
Philippines	706,414	4.5
Canada	662,810	4.2
Spain	553,690	3.5
Netherlands	532,181	3.4
Belgium	334,983	2.1
Austria	232,429	1.5
Switzerland	208,606	1.3
Brazil	192,013	1.2
Australia	183,054	1.2
Poland	162,985	1.0
Turkey	156,100	1.0
Mexico	154,016	1.0
Russian Federation	145,990	0.9
New Zealand	144,543	0.9
Indonesia	133,518	0.9
Sweden	132,751	0.9
Denmark	129,324	0.8
Ireland	109,773	0.7
Colombia	109,312	0.7
Peru	84,218	0.5
Panama	71,663	0.5
Bulgaria	66,975	0.4
Venezuela	65,500	0.4
South Africa	65,192	0.4
Malaysia	63,687	0.4
China	53,889	0.3
Uruguay	46,000	0.3
Hungary	45,765	0.3
Argentina	32,738	0.2

	$15,732,073	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PIK	Payment-In-Kind
PLN	Polish Zloty
SEK	Swedish Krona

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia International Bond Fund

May 31, 2010

		($)
Assets	Investments, at cost	16,101,725

	Investments, at value	15,732,073
	Cash	556
	Unrealized appreciation on forward foreign currency exchange contracts	354
	Receivable for:
	Investments sold	196,277
	Fund shares sold	1,824
	Interest	211,368
	Foreign tax reclaims	604
	Expense reimbursement due from investment advisor	25,814
	Trustees’ deferred compensation plan	2,284
	Prepaid expenses	424
	Other assets	217

	Total Assets	16,171,795

Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	3,101
	Payable for:
	Investments purchased	194,246
	Fund shares repurchased	3,053
	Investment advisory fee	7,546
	Administration fee	686
	Transfer agent fee	676
	Pricing and bookkeeping fees	5,352
	Trustees’ fees	1,829
	Audit fee	34,000
	Custody fee	2,200
	Distribution and service fees	466
	Chief compliance officer expenses	118
	Reports to shareholders	7,910
	Trustees’ deferred compensation plan	2,284
	Other liabilities	1,615

	Total Liabilities	265,082

	Net Assets	15,906,713

Net Assets Consist of	Paid-in capital	16,218,886
	Undistributed net investment income	65,869
	Accumulated net realized gain	12,372
	Net unrealized appreciation (depreciation) on:
	Investments	(369,652)
	Foreign currency translations	(20,762)

	Net Assets	15,906,713

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia International Bond Fund

May 31, 2010

Class A	Net assets	$989,908
	Shares outstanding	96,340
	Net asset value per share	$10.28	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($10.28/0.9525)	$10.79	(b)

Class C	Net assets	$354,732
	Shares outstanding	34,525
	Net asset value and offering price per share	$10.27	(a)

Class Z	Net assets	$14,562,073
	Shares outstanding	1,416,927
	Net asset value, offering and redemption price per share	$10.28

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia International Bond Fund

For the Year Ended May 31, 2010

		($)
Investment Income	Interest	389,795

Expenses	Investment advisory fee	77,060
	Administration fee	7,005
	Distribution fee – Class C	1,144
	Service fee:
	Class A	1,735
	Class C	381
	Transfer agent fee	2,827
	Pricing and bookkeeping fees	46,735
	Trustees’ fees	16,644
	Custody fee	12,559
	Registration fees	29,854
	Audit fee	43,078
	Reports to shareholders	17,628
	Chief compliance officer expenses	647
	Other expenses	8,292

	Total Expenses	265,589

	Fees waived or expenses reimbursed by investment advisor	(150,254)
	Expense reductions	(3)

	Net Expenses	115,332

	Net Investment Income	274,463

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Foreign Currency Exchange Contracts	Net realized gain on:
	Investments	139,026
	Foreign currency transactions and forward foreign currency exchange contracts	281

	Net realized gain	139,307

	Net change in unrealized appreciation (depreciation) on:
	Investments	(603,650)
	Foreign currency translations and forward foreign currency exchange contracts	(26,859)

	Net change in unrealized appreciation (depreciation)	(630,509)

	Net Loss	(491,202)

	Net Decrease Resulting from Operations	(216,739)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia International Bond Fund

Increase (Decrease) in Net Assets		Year Ended May 31, 2010 ($)	Period Ended May 31, 2009 ($)(a)
Operations	Net investment income	274,463	55,934
	Net realized gain on investments, foreign currency transactions and forward foreign currency exchange contracts	139,307	2,946
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward foreign currency exchange contracts	(630,509)	240,095

	Net increase (decrease) resulting from operations	(216,739)	298,975

Distributions to Shareholders	From net investment income:
	Class A	(17,337)	(291)
	Class C	(2,076)	(15)
	Class Z	(325,033)	(42,256)
	From net realized gains:
	Class A	(441)	—
	Class C	(75)	—
	Class Z	(6,885)	—

	Total distributions to shareholders	(351,847)	(42,562)

	Net Capital Stock Transactions	7,521,442	8,695,709
	Redemption fees	1,011	724

	Total increase in net assets	6,953,867	8,952,846

Net Assets	Beginning of period	8,952,846	—
	End of period	15,906,713	8,952,846
	Undistributed net investment income at end of period	65,869	14,051

(a)	The Fund commenced operations on December 1, 2008.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia International Bond Fund

	Capital Stock Activity
	Year Ended May 31, 2010		Period Ended May 31, 2009 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	100,376	1,098,612	12,607	125,589
Distributions reinvested	1,621	17,516	29	291
Redemptions	(18,289)	(194,447)	(4)	(44)

Net increase	83,708	921,681	12,632	125,836

Class C
Subscriptions	38,877	416,152	3,052	30,264
Distributions reinvested	115	1,250	1	11
Redemptions	(7,520)	(79,856)	—	—

Net increase	31,472	337,546	3,053	30,275

Class Z
Subscriptions	720,985	7,850,434	856,503	8,646,596
Distributions reinvested	12,579	135,913	2,765	28,076
Redemptions	(162,469)	(1,724,132)	(13,436)	(135,074)

Net increase	571,095	6,262,215	845,832	8,539,598

(a)	The Fund commenced operations on December 1, 2008.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia International Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended May 31, 2010	Period Ended May 31, 2009 (a)
Net Asset Value, Beginning of Period	$10.39	$10.00

Income from Investment Operations:
Net investment income (b)	0.19	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.36

Total from investment operations	0.12	0.43

Less Distributions to Shareholders:
From net investment income	(0.22)	(0.04)
From net realized gains	(0.01)	—

Total distributions to shareholders	(0.23)	(0.04)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$10.28	$10.39
Total return (d)(e)	1.07%	4.35	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.05%	1.05	%(h)
Waiver/Reimbursement	1.07%	3.82	%(h)
Net investment income (g)	1.78%	1.41	%(h)
Portfolio turnover rate	30%	4	%(f)
Net assets, end of period (000s)	$990	$131

(a)	Class A shares commenced operations on December 1, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia International Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended May 31, 2010	Period Ended May 31, 2009 (a)
Net Asset Value, Beginning of Period	$10.39	$10.00

Income from Investment Operations:
Net investment income (b)	0.11	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.37

Total from investment operations	0.03	0.40

Less Distributions to Shareholders:
From net investment income	(0.14)	(0.01)
From net realized gains	(0.01)	—

Total distributions to shareholders	(0.15)	(0.01)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$10.27	$10.39
Total return (d)(e)	0.21%	3.97	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.80%	1.80	%(h)
Waiver/Reimbursement	1.07%	3.82	%(h)
Net investment income (g)	1.06%	0.59	%(h)
Portfolio turnover rate	30%	4	%(f)
Net assets, end of period (000s)	$355	$32

(a)	Class C shares commenced operations on December 1, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia International Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended May 31, 2010	Period Ended May 31, 2009 (a)
Net Asset Value, Beginning of Period	$10.39	$10.00

Income from Investment Operations:
Net investment income (b)	0.21	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.38

Total from investment operations	0.15	0.45

Less Distributions to Shareholders:
From net investment income	(0.25)	(0.06)
From net realized gains	(0.01)	—

Total distributions to shareholders	(0.26)	(0.06)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$10.28	$10.39
Total return (d)(e)	1.31%	4.48	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.80%	0.80	%(h)
Waiver/Reimbursement	1.07%	3.82	%(h)
Net investment income (g)	1.98%	1.50	%(h)
Portfolio turnover rate	30%	4	%(f)
Net assets, end of period (000s)	$14,562	$8,790

(a)	Class Z shares commenced operations on December 1, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia International Bond Fund

May 31, 2010

Note 1. Organization

Columbia International Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund commenced operations on December 1, 2008.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

19

Columbia International Bond Fund

May 31, 2010

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the “amendment”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The investment advisor is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s

20

Columbia International Bond Fund

May 31, 2010

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications, paydown reclassifications, market discount reclassifications and discount accretion/premium amortization on debt securities were

21

Columbia International Bond Fund

May 31, 2010

identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$121,801	$(121,801)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2010 and May 31, 2009 was as follows:

	2010	2009
Ordinary Income*	$351,847	$42,562
Long-Term Capital Gains	—	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of May 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$134,432	$12,373	$(439,056)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to AICPA adjustments.

Unrealized appreciation and depreciation at May 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$280,130
Unrealized depreciation	(719,186)
Net unrealized depreciation	$(439,056)

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (“Ameriprise Financial”) acquired a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the Fund. In connection with the closing of the Transaction (the “Closing”), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the “New Advisor”). The New Advisor receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.55%
$500 million to $1 billion	0.50%
$1 billion to $1.5 billion	0.47%
Over $1.5 billion	0.44%

For the year ended May 31, 2010, the Fund’s effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provided investment advisory services to the Fund under the same fee structure.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the “Administrative Agreement”).

22

Columbia International Bond Fund

May 31, 2010

Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.05% of the Fund’s average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the “New Transfer Agent”). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent.

Prior to the Closing, Columbia Management Services, Inc. (the “Former Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Former Transfer Agent was entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Former Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Former Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. The arrangement with BFDS has been continued by the New Transfer Agent.

The Former Transfer Agent retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Former Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Former Transfer Agent maintained in connection with its services to the Fund. The Former Transfer Agent also received reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended May 31, 2010, no minimum account balance fees were charged.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of

23

Columbia International Bond Fund

May 31, 2010

Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the “New Distributor”). Prior to the Closing, Columbia Management Distributors, Inc. (the “Former Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

For the year ended May 31, 2010, the New Distributor and Former Distributor retained net underwriting discounts of $869 on sales of the Fund’s Class A shares and received net CDSC fees of $4 on Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares, which require the payment of distribution and service fees. The fees are intended to compensate the New Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee	Service Fee
Class C	Class A	Class C
0.75%	0.25%	0.25%

Fee Waivers and Expense Reimbursements

In connection with the Closing, the New Advisor has contractually agreed to bear a portion of the Fund’s expenses through September 30, 2010, so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.80% of the Fund’s average daily net assets. There is no guarantee that this expense limitation will continue after September 30, 2010. Prior to the Closing, Columbia contractually agreed to reimburse a portion of the Fund’s expenses in the same manner.

Prior to the Closing, Columbia was entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such fee waiver or reimbursement under this arrangement if such recovery did not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery. In connection with the Closing, the New Advisor is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such fee waiver or reimbursement in the same manner. At May 31, 2010, the amounts potentially recoverable by the New Advisor pursuant to this arrangement are as follows:

Amount of Potential Recovery Expiring May 31:		Total Potential	Amount Recovered During the Period Ended
2013	2012	Recovery	05/31/10
$150,254	$142,545	$292,799	$—

Fees Paid to Officers and Trustees

As of May 1, 2010, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended May 31, 2010, these custody credits reduced total expenses by $3 for the Fund.

24

Columbia International Bond Fund

May 31, 2010

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts — The Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended May 31, 2010, the Fund entered into forty-six forward foreign currency exchange contracts.

The following table is a summary of the value of the Fund’s derivative instruments as of May 31, 2010.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value	Liabilities	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$354	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$3,101

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2010:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$8,669	$(1,233)

Note 7. Portfolio Information

For the year ended May 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $11,085,788 and $4,050,836, respectively, of which $20,115 and $153,815, respectively, were U.S. Government securities.

25

Columbia International Bond Fund

May 31, 2010

Note 8. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption. For the year ended May 31, 2010, the Fund received redemption fees as follows:

Redemption Fees
Class A Shares	$18
Class C Shares	4
Class Z Shares	989

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended May 31, 2010, the Fund did not borrow under these arrangements.

Note 10. Shareholder Concentration

As of May 31, 2010, two shareholder accounts owned 89.8% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Non-Diversification Risk

As a non-diversified mutual fund, the Fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this

26

Columbia International Bond Fund

May 31, 2010

case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the

Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at May 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the period December 1, 2008 (commencement of operations) through May 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2010

28

Federal Income Tax Information (Unaudited) – Columbia International Bond Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended May 31, 2010, $12,992, or, if subsequently determined to be different, the net capital gain of such year.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds of Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 64; None

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 64; None

31

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 64;

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer may technically be an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Advisor or any sub-advisor to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

32

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

34

Board Consideration and Approval of Advisory Agreements

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”).

The Advisory Fees and Expenses Committee (the “Committee”) of the Board met on multiple occasions to review the investment management services agreements (the “Advisory Agreements”) for the funds for which the Trustees serve as trustees (each a “Fund,” and collectively, the “Funds”). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (“CMIA”) for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds’ previous advisory agreements (the “Former Advisory Agreements”) on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)	the capabilities of CMIA with respect to compliance, including an assessment of CMIA’s compliance system by the Funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in

35

connection with CMIA’s efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vi)	the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each Fund would not change;

(ix)	that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)	that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of CMIA’s management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA’s compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA’s investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds’ Chief Compliance Officer regarding CMIA’s compliance program. The Trustees also discussed CMIA’s compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA’s representation that the Funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA’s ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA’s ability to coordinate the activities of each Fund’s other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its

36

process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA’s undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and CMIA’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA’s projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds

37

and to CMIA’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA’s affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds’ distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds’ securities transactions, and reviewed information about CMIA’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA’s profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

38

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

39

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

40

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

41

Shareholder Meeting Results

Columbia International Bond Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,132,906	0	24,204	418,952

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,125,884	1,408	29,818	418,952

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

42

[THIS PAGE INTENTIONALLY LEFT BLANK]

43

[THIS PAGE INTENTIONALLY LEFT BLANK]

44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia International Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010.

45

Columbia International Bond Fund

One Financial Center

Boston, MA 02111-2621

www.columbiafunds.com

This report must be accompanied or preceeded by the Fund’s current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1046 A (7/10)

Item 2. Code of Ethics.

(a)   The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2010 and May 31, 2009 are approximately as follows:

2010	2009
$138,900	$146,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees for fiscal year 2009 also includes fees for the review of and provision of consent in connection with filing Form N-1A for one new series. Fiscal year 2009 also includes Audit Fees for the review of and re-issuance of an audit opinion in conjunction with the filing of a Securities Registration Statement in Japan.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2010 and May 31, 2009 are approximately as follows:

2010	2009
$13,800	$9,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended May 31, 2010 and May 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2010 and May 31, 2009 are approximately as follows:

2010	2009
$15,300	$10,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2010 and May 31, 2009, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2010 and May 31, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2010 and May 31, 2009 are approximately as follows:

2010	2009
$1,424,400	$711,800

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended May 31, 2010 and May 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2010 and May 31, 2009 are approximately as follows:

2010	2009
$1,453,500	$731,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)   The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	July 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	July 22, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	July 22, 2010